                                                                   EXHIBIT 10.24

               1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN

     The Board of Directors of Pinnacle Oil International, Inc. (the "Company"), a corporation organized under the laws of the State of Nevada, hereby adopts this 1997 Pinnacle Oil International, Inc. Stock Plan.

                                PURPOSE OF PLAN
                                ---------------

     WHEREAS, the growth, development and financial success of the Company (and any parents and/or any subsidiaries of the Company) is and will remain dependent, in significant part, upon the judgment, initiative, efforts and/or services their respective employees, officers, directors, consultants and advisors;

     WHEREAS, the Company desires, in order to attract, compensate and motivate selected employees, officers, directors, consultants and/or advisors for the Company (and any parent and/or any subsidiaries of the Company), and to appropriately compensate them for their efforts, to create a stock plan which will enable the Company, in its sole discretion and from time-to-time, to offer to or provide such persons with incentives and/or inducements in the form of capital stock of the Company, or rights in the form of options to acquire capital stock of the Company, thereby affording such persons with an opportunity to share in potential capital appreciation in the capital stock of the Company and/or potential distributions made in connection therewith;

     WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue options to purchase capital stock which are classified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue capital stock or options to acquire capital stock in reliance upon certain exemptions from registration or qualification afforded under certain federal, state, territorial and/or provincial securities laws to be selected by the Company as are or may become applicable including, by way of example and not limitation: Rule 701 promulgated under the Securities Act of 1933, as amended (for compensatory benefit plans); and Rules 504, 505 and/or 506 of Regulation D promulgated under the Securities Act of 1933 (for private or limited offerings; and

     WHEREAS, should the Company's equity securities be registered at any time under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934, the Company further desires that the stock plan be structured to comply with the Securities and Exchange Act of 1934.

                          TERMS AND CONDITIONS OF PLAN
                          ----------------------------

     1.   DEFINITIONS

          Set forth below are definitions of capitalized terms which are generally used throughout the Plan, or references to provisions containing such definitions (Capitalized terms used only in a specific section of the Plan are defined in such section):

          (A)  "APPROVED CORPORATE TRANSACTION" shall mean any time the Board
                ------------------------------
and/or, to the extent required by law, the stockholders of the Company, approve either (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) and/or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of fifty percent (50%) or more of its assets in a single or series of related transactions, is approved, provided, however, the term Approved Corporate Transaction shall not include any transaction wherein the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, a majority of the Total Combined Voting Power (as such term is defined in subsection l(f)(i) below) of the outstanding Voting Securities (as such term is defined in subsection l(f)(i) below) of the surviving corporation (or other entity) resulting from such transaction pursuant to clause (i), or the acquiring corporation (or other entity) pursuant to clause (ii).

          (B)  "AWARD" "shall collectively and severally refer to any Options or
                -----
Grant Shares granted or awarded under the Plan.

          (C)  "AWARD AGREEMENT" shall collectively and severally refer to (i)
                ---------------
in the case of the grant or award of an Option, a Stock Option Certificate in the form of Appendix "A" attached hereto, and (ii) in the case of the grant or award of Grant Shares, a Stock Grant Agreement in the form of Appendix "B" attached hereto; provided, however, the Company may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate and consistent with the terms of the Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

          (D)  "BLUE SKY LAWS" shall mean the securities laws of any state or
                -------------
territory of the United States or province of Canada, including any regulations or rules promulgated thereunder, which may apply to a transaction described in this Plan by reason of, among other things, the Recipient's residing in such, state, territorial and/or provincial at the time of such transaction.

          (E)  "BOARD" shall mean the Board of Directors of the Company, as such
                -----
body may be reconstituted from time to time.

          (F)  "CHANGE IN CONTROL" shall mean the occurrence of any "Control
                -----------------
Acquisition" or any "Significant Board Change" (as such terms are defined below).

               (i) "Control Acquisition" shall mean any time an "Acquiring Person" (as defined below) attains, by reason of and immediately after a transaction or series of related transactions (other than a Non-Control Transaction), "Beneficial Ownership" of fifty percent (50%) or more of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities" (all as defined below); unless the Board determines that it is not in the best interests of the Company for such transaction to be construed as a Control Acquisition; provided, however that at the time of such approval of the Board there are then in office not less than two Continuing Directors (as such term is defined below) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office.

                    (1) "Acquiring Person" shall mean any "Person" (as defined below) with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or by any corporation or entity in which the Company holds fifty percent (50%) or more of the Voting Securities (each, a "Controlled Subsidiary");
          (B) the Company or any Controlled Subsidiary; or (C) any Person which acquires the threshold percentage of Voting Securities through a "Non-Control Transaction" (as defined below).

                    (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, at least a majority of the Total Combined Voting Power (as defined below) of the outstanding Voting Securities (as defined below) of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's Voting Securities immediately before such transaction.

                    (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meaning described to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder.

                    (4) "Continuing Director" shall mean: (A) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an "Affiliate" or "Associate" (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or (B) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The terms "Affiliate" and "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                    Notwithstanding the foregoing, a Control Acquisition shall not be deemed to have occurred solely because any Person acquires Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if (A) a Control Acquisition would occur as a result of a Redemption but for the operation of this sentence, and (B) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting Securities, which increase the percentage of the then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Control Acquisition shall occur.

               (ii) "Significant Board Change" shall mean any time, during any period of three (3) consecutive years after the date of this Agreement, wherein the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason other than: (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or (3) the removal of one or more Board members for good cause; provided, however, (A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and (B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiror, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

          (G)  "CODE" shall mean the Internal Revenue Code of 1986, as amended
                ----
(references herein to sections of the Code are intended to refer to sections of the Code as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

          (H)  "COMMISSION" shall mean the United States Securities and Exchange
                ----------
Commission.

          (I)  "COMMON STOCK" shall mean the Company's common stock, no par
                ------------
value.

          (J)  "COMPANY" shall mean Pinnacle Oil International, Inc., a Nevada
                -------
corporation and its successors.

          (K)  "CONSENT OF SPOUSE" shall mean that Consent of Spouse in the form
                -----------------
of Appendix "C" attached hereto.

          (L)  "CONSULTANT" shall mean any Person who, in a capacity other than
                ----------
as an Employee or Director, provides bona fide services in a consulting or advisory capacity to the Company and/or to any Parent and/or to any Subsidiary, whether as an entity or a natural person, and whether as an independent contractor or an employee of an employer.

          (M)  "DIRECTOR" shall mean any Person who is voted or appointed as a
                --------
member of the Board of Directors of the Company and/or of any Parent and/or of any Subsidiary, whether such Person is so engaged at the time the Plan is adopted or becomes so engaged subsequent to the adoption of the Plan.

          (N)  "DISABILITY" (or the related term "Disabled") shall be defined,
                ----------
without limitation, as any of the following with respect to a Recipient who is an Employee or a Director: (i) the receipt of any disability insurance benefits by the Recipient; (ii) a declaration by a court of competent jurisdiction that the Recipient is legally incompetent; (iii) the Recipient's material inability due to medically documented mental or physical illness or disabilities to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be) under such office, with reasonable accommodation if then required by applicable federal, state, territorial and/or provincial laws or regulations, for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Board that the Recipient will not be able to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be), under such office, with reasonable accommodation if then required by applicable federal, state, territorial and/or provincial laws or regulations, for a three (3) month continuous period. If the Board determines that the Recipient is Disabled under clause (iii) above, and the Recipient disagrees with the conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Recipient to examine the Recipient at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Agreement. The Recipient hereby consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by the American Arbitration Association, located in Carson City, Nevada, according to the rules and practices of the American Arbitration Association from time-to-time in force.

          (O)  "ELIGIBLE PERSON" shall mean any Person who, at the applicable
                ---------------
time of the grant or award of an Award under the Plan, is an Employee, a Director, and/or a Consultant. Notwithstanding the foregoing, no Award hereunder may be granted to any Person, even if otherwise an Eligible Person, with respect to (i) any circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for services rendered, or (ii) in the case of any Consultant, services rendered wholly or partially in connection with the offer and sale of securities in a capital-raising transaction.

          (P)  "EMPLOYEE" shall mean any employee of the Company or of any
                --------
Parent and/or of any Subsidiary, whether such Person is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          (Q)  "EXECUTIVE OFFICER" shall mean the Company's president, principal
                -----------------
financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of any Parent or Subsidiary of the Company shall be deemed Executive Officers of the Company if they perform such policy-making functions for the Company.

          (R)  "EXCHANGE ACT" shall mean the Securities and Exchange Act of
                ------------
1934, as amended, including any regulations or rules promulgated by the Commission thereunder (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

          (S)  "FAIR MARKET VALUE" of a share of Common Stock as of a given
                -----------------
valuation date shall be determined as follows:

               (i) If the Common Stock is traded on a stock exchange, the Fair Market Value will be equal to the closing price of Common Stock on the principal exchange on which the Common Stock is then trading as reported by such exchange (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

               (ii) If the Common Stock is traded over-the-counter on the Nasdaq National Market on the date in question, the Fair Market Value will be equal to the last transaction-price of the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

               (iii) If the Common Stock is traded over-the-counter on the Nasdaq SmallCap Market, the Fair Market Value will equal the mean between the last reported closing representative bid and asked price for the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred; or

               (iv) If the Common Stock is not publicly traded on an exchange and is not traded over-the-counter on Nasdaq, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate, including quotations by market makers if the Common Stock is traded over-the-counter on the NASD Electronic Bulletin Board or Pink Sheets on the date in question should the Plan Administrator deem such quotations to be appropriate given the volume and circumstances of trades.

               The Fair Market Value as determined in clauses (i) through (iv) above shall be subject to such discount as the Plan Administrator may, in its sole discretion and without obligation to do so, determine to be appropriate to reflect any such impairments to the value of the associated Option Shares and/or Grant Shares to which the valuation relates such as, by way of example and not limitation, (1) the fact that such Option Shares and/or Grant Shares constitute unregistered securities (whether or not considered "restricted stock" within the meaning of Rule 144 of the Securities Act), and/or (2) such Option Shares and/or Grant Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, those forfeiture conditions more particularly described in section 7; provided, however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restriction which, by its terms, will never lapse within the meaning of
Section 422(c)(7) of the Code.

          (T)  "FORFEITABLE GRANT SHARES" shall mean Grant Shares that are
                ------------------------
subject to restrictions set forth in section 7 of the Plan.
                                     ---------

          (U)  "GRANT SHARES" shall mean Plan Shares granted or awarded in
                ------------
accordance with section 6 of the Plan.
                ---------

          (V)  "INCENTIVE OPTION" shall mean an Option which qualifies under
                ----------------
Section 422 of the Code, and is specifically granted as an Incentive Option under the Plan in accordance with the applicable provisions of section 5.
                                                               ---------

          (W)  "NON-QUALIFIED OPTION" shall mean any Option granted under the
                --------------------
Plan other than an Incentive Option; provided, however, the term Non-Qualified Option shall include any Incentive Option which, for any reason, fails to qualify as an incentive stock option under Section 422 of the Code and the rules and regulations thereunder.

          (X)  "OPTION" shall mean an option to purchase Plan Shares granted or
                ------
awarded pursuant to section 5. Unless specific reference is made thereto, the
                    ---------
term "Options" shall be construed as referring to both Non-Qualified Options and Incentive Options.

          (Y)  "OPTION PRICE" is defined in section 5(b) of the Plan.
                ------------                ------------

          (Z)  "OPTION SHARES" shall mean any Plan Shares which an Option
                -------------
entitles the holder thereof to purchase.

          (AA) "PARENT" shall mean any "parent" of the Company, as such term is
                ------
defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such parent which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

          (BB) "PERSON" shall be defined, in its broadest sense, as any
                ------
individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

          (CC) "PLAN" shall mean this 1997 Pinnacle Oil International Stock
                ----
Plan.

          (DD) "PLAN ADMINISTRATOR" shall refer to the Person or Persons who are
                ------------------
administering the Plan as described in section 3, namely, the Board, the Plan
                                       ---------
Committee, or any Director-Officers designated by the Board or the Plan
Committee.

          (EE) "PLAN COMMITTEE" shall mean that Committee comprised of members
                --------------
of the Board that may be appointed by the Board to administer and interpret the Plan as more particularly described in section 3 of the Plan.
                                       ---------

          (FF) "PLAN SHARES" shall refer to shares of Common Stock issuable in
                -----------
connection with Awards in accordance with section 4(a) of the Plan, including
                                          ------------
both Option Shares and Grant Shares.

          (GG) "RECIPIENT" shall mean any Eligible Person who, at a particular
                ---------
time, receives the grant of an Award.

          (HH) "RECIPIENT'S REPRESENTATIVE'S LETTER" shall mean that letter
                -----------------------------------
from an independent investment advisor of a Recipient in the form of Appendix "D" attached hereto.

          (II) "REPORTING COMPANY" shall mean a corporation which registers its
                -----------------
equity securities pursuant to Sections 12(b) or 12(g) of the Exchange Act; provided, however, any foreign corporation which registers its equity securities as a "foreign private issuer" shall not be deemed a Reporting Company for purposes of this Plan unless and until such time as it is required or elects to register its equity securities as a foreign issuer other than a foreign private issuer.

          (JJ) "SECURITIES ACT" shall mean the Securities Act of 1933, as
                --------------
amended, including all regulations or rules promulgated by the Commission thereunder (references herein to sections of the Securities Act are intended to refer to sections of the Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

          (KK) "SECURITIES LAWS" shall collectively refer to the Securities Act,
                ---------------
the Exchange Act and the Blue Sky Laws.

          (LL) "SUBSIDIARY" shall mean any "majority-owned subsidiary" of the
                ----------
Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701. The term Subsidiary shall specifically exclude any majority-owned subsidiaries (other than the Company, if applicable) of any Parent.

          (MM) "TEN PERCENT STOCKHOLDER" shall mean a Person who owns, either
                -----------------------
directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Parent and/or any Subsidiary.

          (NN) "TERMINATION BY COMPANY FOR CAUSE" shall mean the following:
                --------------------------------
               (i)   Employee-Recipient. In the case of a Recipient who is an
                     ------------------
     Employee, the Plan Administrator determines that:
     --------
                     (1) The Recipient's representations or warranties in connection with the grant of the Award (or the subsequent exercise of an Option, if the Award is an Option) are not materially true, accurate and complete;

                     (2) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's obligations, promises or covenants under the underlying Award Agreement;

                     (3) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

                     (4) The Recipient has failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Recipient has intentionally interfered with the compliance by other employees of the Company with any such orders or directives;

                     (5) The Recipient has breached the Recipient's fiduciary duties to the Company;

                     (6) The Recipient has caused the Company to be convicted of a crime, or intentionally caused the Company to incur criminal penalties in material amounts;

                     (7) The Recipient has committed: (A) any act of fraud, misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its affiliates, subsidiaries, joint ventures; or (B) any other offense involving moral turpitude, which offense is followed by conviction or by final action of any court of law; or (C) a felony;

                     (8) The Recipient has used alcohol or drugs to an extent that such use: (A) interfered with or was likely to interfere with the Recipient's ability to perform the Recipient's duties to the Company; and/or (B) such use endangers or was likely to endanger the life, health, safety, or property of the Recipient, the Company, and/or any other person;

                     (9) The Recipient has demonstrated or committed such acts racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or would otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

                     (10) The Recipient engaged in other conduct constituting cause for termination.

               (ii)  Director-Recipient.   With respect to a Recipient who is a
                     ------------------
     Director, the Plan Administrator determines that:
     --------

                     (1) The Board has removed the Recipient as a member of the Board for "cause" as such term is defined or interpreted by the Articles or Certificate of Incorporation and/or the Bylaws of the Company, and/or the laws of the State of the Company's organization, or for breach of the Recipient's statutory or common law duties as a Director;

                     (2) The Recipient has refused or is unable to be nominated for a position on the Board, including where due to the Recipient's failure to request cumulative voting for such election (if applicable) and the Recipient's failure to vote all of the Recipient's shares of Common Stock for the Recipient's election to the Board; and/or

                     (3) Any event described above in subsection l(nn)(i) has
                                                      -------------------
          occurred with respect to the Recipient.

               (iii) Consultant- Recipient.   In the case of any Recipient who
                     ---------------------
     is a Consultant, the Plan Administrator determines that any event described
          ----------
     above in subsection l(nn)(i) has occurred with respect to the Recipient.
              -------------------

               Any nominees or designees of the Recipient to the Board shall, if a member of the Plan Administrator, abstain from voting with respect to any decision by the Plan Administrator relating to any of the foregoing events as they pertain to any Award in which the Recipient has a direct or indirect interest.

               In the event the Recipient is both Disabled and the provisions of clause (6) of subsection l(nn)(i) are applicable with respect to the Recipient,
----------    -------------------
the Company shall nevertheless have the right to deem such event as a Termination By Company For Cause.

          (OO) "TERMINATION BY RECIPIENT FOR GOOD REASON" shall mean the
                ----------------------------------------
following:
               (i)   Employee-Recipient. With respect to any Recipient who is an
                     ------------------
     Employee:
     --------

                     (1) The Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

                     (2) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's obligations, promises or covenants under the underlying Award Agreement;

                     (3) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement; and/or

                     (4) The Company intentionally requires the Recipient to commit or participate in any felony or other serious crime.

               (ii)  Director-Recipient. With respect to any Recipient who is a
                     ------------------
     Director:
     --------
                     (1) The Company removes or fails to reappoint or re-elect the Recipient as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); and/or

                     (2) The occurrence of any of the events described above in clauses (1) through (4) of subsection 1(oo)(i) with respect to the
          -----------         ---    -------------------
          Director.

               (iii) Consultant-Recipient. With respect to any Recipient who is
                     --------------------
     a Consultant, the occurrence of any of the events described above in
       ----------
     clauses (1) through (4) of subsection 1(oo)(i) with respect to the
     -----------         ---    -------------------
     Consultant.

               In the event any of the events described above in this subsection
                                                                      ----------
l(nn) occurs with respect to the Company, and such event is reasonably
-----
susceptible of being cured, then the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event (or such longer period of time as is reasonable should such event be of a character which cannot be cured within a period of thirty (30) days), to cure such event to the reasonable satisfaction of the Recipient, provided that the Company promptly commences to cure such event and uses reasonable diligence thereafter in curing such event. No act, nor failure to act, on the Company's part shall be considered "intentional" unless the Company has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief.

          (PP) "TERMINATION OF RECIPIENT"   is defined, as the case may be, as
                ----------------------
follows:

               (i)   Employee-Recipient.   With respect to a Recipient who is an
               ---   ------------------
     Employee, the time when the employee-employer relationship between the
     --------
     Recipient and the Company (or any Parent or Subsidiary) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where: (1) the Recipient remains employed by the Company (if such termination relates to the Recipient's employment with any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's employment with the Company); (2) there is simultaneous employment of the Recipient by the Company and/or any Parent and/or any Subsidiary; and/or
     (3) there is a simultaneous establishment of a consulting relationship between the Company and the Recipient."

               (ii)  Director-Recipient.   With respect to a Recipient who is a
                     ------------------
     Director, the time when the Recipient's status as a Director ceases for any
     --------
     reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where the Recipient remains a Director of the Company (if such termination relates to the Recipient's status as a Director of any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's status as a Director of the Company).

               (iii) Consultant-Recipient.   With respect to a Recipient who is
                     --------------------
     a Consultant, the time when the Recipient's engagement as a Consultant to
       ----------
     the Company and/or any Parent and/or any Subsidiary ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where there is a simultaneous commencement of employment of the Recipient by the Company and/or any Parent and/or any Subsidiary.

          (QQ) "TRANSFER"   shall mean any transfer or alienation of an Award
                --------
which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, regardless of payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Transfer of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be; or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

     2.   TERM OF PLAN

          (a)  Effective Date for Plan; Termination Date for Plan.   The Plan
               --------------------------------------------------
shall be effective as of such time and date as the Plan is adopted by the Board, and the Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date the Plan became effective. No Awards shall be granted or awarded under the Plan before the date the Plan becomes effective or after the date the Plan terminates; provided, however: (i) all Awards granted pursuant to the Plan prior to the effective date of the Plan shall not be affected by the termination of the Plan; and (ii) all other provisions of the Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

          (b)  Failure of Stockholders to Approve Plan.   In the event the Plan
               ---------------------------------------
is not approved by the holders of a majority of the shares of Common Stock of the Company (excluding shares of Common Stock derived from Option or Grant Shares issued under the Plan) within twelve (12) months before or after the date the Plan becomes effective, then any Incentive Options granted under the Plan shall be reclassified as Non-Qualified Options retroactive to the date of grant.

     3.   PLAN ADMINISTRATION

          (a)  General.   The Plan shall be administered exclusively by the
               -------
Board and/or, to the extent authorized pursuant to this section 3, the Plan
                                                        ---------
Committee or Director-Officers (collectively, the "Plan Administrator").

          (b)  Delegation to Plan Committee.     Subject to the authority
               ----------------------------
granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, establish a committee comprised of two (2) or more members of the Board (the "Plan Committee") to administer the Plan either in its entirety or to administer such functions concerning the Plan as delegated to such Committee by the Board. Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

          (c)  Compliance with Section 16 of the Exchange Act.   Anything in
               ----------------------------------------------
this section 3 to the contrary notwithstanding, in the event and commencing at
     ---------
such time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under Sections 12(b) or 12(g) of the Exchange Act, any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder shall be made only by:
(i) the Board; (ii) the Plan Committee, provided it is comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act; or (iii) a special committee of the Board, or subcommittee of the Plan Committee, comprised solely of two (2) or more members of the Board who are non-Employee Directors.

          (d)  Delegation To Director-Officers.   Subject to the authority
               -------------------------------
granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, and subject to the authority granted to it by the Board, the Plan Committee may, in its sole discretion and at any time, delegate all or any portion of their authority described below under subsections (i) through (iii) of section 3(e) to one or
                      ---------------         -----    ------------
more Directors who are also Director-Officers, provided that the Board or the Plan Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting Company pursuant to subsection 3(c), no authority shall be
                                     ---------------
delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder.

          (e)  Authority to Make Awards and to Determine Terms and Conditions of
               -----------------------------------------------------------------
Awards.   Subject to any limitations prescribed by the Articles of Incorporation
------
and Bylaws of the Company, and further subject to the express terms, conditions, limitations and other provisions of the Plan, the Plan Administrator shall have the full and final authority, in its sole discretion at any time and from time-to-time, to do any of the following:

               (i) Designate and/or identify the Persons or classes of Persons who are considered Eligible Persons;

               (ii) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount as the Plan Administrator shall determine;

               (iii) Impose such limitations, restrictions and conditions upon any Award as the Plan Administrator shall deem appropriate and necessary including, without limitation, the term of Options and any vesting conditions attached thereto pursuant to section 5, and any vesting and
                                             ---------
     repurchase conditions placed upon grants or awards of Grant Shares pursuant to sections 6 or 7;
        ----------    --

               (iv) Require as a condition of the grant of an Award that the Recipient surrender for cancellation some or all of any unexercised Options which have previously been granted to the Recipient under the Plan or otherwise (an Award, the grant of which is conditioned upon such surrender; may have a price or value lower (or higher) than the surrendered Option; may cover the same (or a lesser or greater) number of shares of Common Stock as such surrendered Option; may contain such other terms as the Plan Administrator deems appropriate and necessary; and shall be exercisable in or granted in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option);

               (v) Determine the type and value of consideration which the Company will accept from Recipients in payment for the exercise of Options and/or the award of Grant Shares; and

               (vi) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

               In determining the recipient, form and amount of Awards, the Plan Administrator shall consider any factors it may deem relevant such as, by way of example and not limitation or obligation, the Recipient's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and sound growth.

          (f)  Authority to Interpret Plan; Binding Effect of All
               --------------------------------------------------
Determinations.   The Plan Administrator shall, in its sole and absolute
--------------
discretion, interpret and determine the effect of all matters and questions relating to the Plan including, without limitation, all questions relating to whether a Termination Of Recipient has occurred such as, by way of example and not limitation, those relating to the effect of a leave of absence, a change in status from an employee to an independent contractor, and/or any other change in the employer-employee relationship. All interpretations and determinations of the Plan Administrator under the Plan (including, without limitation, determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Administrator selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under the Plan in good faith by the Plan Administrator shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to the Plan, and all Persons constituting the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

          (g)  Compensation; Advisors.   Members of the Plan Administrator shall
               ----------------------
receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Administrator in connection with the administration of the Plan shall be borne by the Company. The Plan Administrator may, at the cost of the Company, employ attorneys, consultants, advisors, accountants, appraisers, brokers or other Persons to provide advice, opinions or valuations, and the Plan Administrator shall be entitled to rely upon any such advice, opinions or valuations.

     4.   SHARES OF COMMON STOCK ISSUABLE UNDER PLAN

          (a)  Maximum Number of Shares Authorized Under Plan.   Plan Shares
               ----------------------------------------------
which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of Plan Shares which may be issued, whether upon exercise of Options or as a grant of Grant Shares, shall not exceed one million (1,000,000) shares of Common Stock; provided, however, that such number shall be increased by the following (unless and to the extent that such action would cause an Incentive Option to fail to qualify as an Incentive Option under Section 422 of the Code):

               (i) Any shares of Common Stock tendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

               (ii) Any shares of Common Stock underlying any options, warrants or other rights to purchase or acquire Common Stock which options, warrants or rights are surrendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

               (iii) Any shares of Common Stock subject to an Option which, for any reason, is terminated unexercised or expires; and

               (iv) Any Forfeitable Grant Shares which, for any reason, are forfeited by the holder thereof.

          (b)  Calculation of Number of Shares Available for Awards.   For
               ----------------------------------------------------
purposes of calculating the maximum number of Plan Shares which may be issued under the Plan, the following rules shall apply:

               (i) When Options are exercised, and when cash is used as full payment for Option Shares issuable upon exercise of such Options, all
                                                                       ---
     Option Shares issued in connection with such exercise (including Option Shares, if any, withheld for tax withholding requirements) shall be counted;

               (ii) When Options are exercised, and when shares of Common Stock are used as full or partial payment for Option Shares issuable upon exercise of such Options, the net Option Shares issued in connection with
                                  ----
     such exercise (including Option Shares, if any, withheld for tax withholding requirements) shall be counted; and

               (iii) When Grant Shares are granted, and when shares of Common Stock are used as full or partial payment therefore, the net Grant Shares issued (including Grant Shares, if any, withheld for tax withholding requirements) shall be counted.

          (c)  Date of Awards.   The date an Award is granted shall mean the
               --------------
date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of Plan Shares to a Recipient with respect to such Award pursuant to the Plan.

     5.   OPTIONS (TO PURCHASE OPTION SHARES)

          (a)  Grant.     The Plan Administrator may from time to time, and
               -----
subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more options ("Options") to purchase the number of Plan Shares allotted by the Plan Administrator ("Option Shares"), which Options shall be designated as Non-Qualified Options or Incentive Options; provided, however, no Incentive Option shall be granted to any Person who is not an "employee" (within the meaning of Sections 422(a)(2) and 3401(c) of the Code) of the Company and/or of any Parent and/or of any Subsidiary.

          All Options shall be Non-Qualified Options unless expressly stated by the Plan Administrator to be an Incentive Option, even if the terms and conditions of the Option comply with the terms and conditions of Section 422 of the Code. No Incentive Option may be granted in tandem with any other Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating:
(i) whether the Option is an Incentive Option, if applicable; (ii) the number of Option Shares subject to the Option; (iii) the Option Price (as such term is defined below) for the Option; and (iv) all other material terms and conditions of such Option.

          (b)  Option Price.   The purchase price per Option Share deliverable
               ------------
upon the exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Administrator; provided, however:

               (i) If the Option is an Incentive Option, the Option Price per Option Share may not be less than the Fair Market Value of a share of Common Stock as of the date of the grant, unless the Recipient of the Option is a Ten Percent Stockholder at the time of grant, in which case the Option

     Price per Option Share may not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted;

               (ii) The Option Price per Option Share shall not be less than that allowed under the exemption from registration or qualification under the applicable Securities Laws, as selected by the Company in its sole discretion;

               (iii) If the Common Stock is traded on a stock exchange or over-the-counter on Nasdaq, the Option Price per Option Share may not be less than the minimum price permitted by such stock exchange or by Nasdaq; and

               (iv) Under no circumstances shall the Option Price per Option Share be less than the then current par value per share of Common Stock.

          (c)  Option Term; Expiration.   The term of each Option shall commence
               -----------------------
at the grant date for such Option as determined by the Plan Administrator, and shall expire (unless an earlier expiration date is expressly provided in the underlying Stock Option Certificate or another section of the Plan including, without limitation, section 5(e)(iii)), on the first business day prior to the ten (10) year anniversary of the date of grant thereof; provided, however, notwithstanding the foregoing, any Incentive Options granted to a Ten Percent Stockholder shall terminate on the first business day prior to the five (5) year anniversary of the date of grant thereof. Except as limited by the requirements of Section 422(b)(3) of the Code in the case of Incentive Options, the Plan Administrator may extend the term of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

          (d)  Exercise Date.   Unless a later exercise date is expressly
               -------------
provided in the underlying Stock Option Certificate or another section of the Plan, each Option shall become exercisable on the later of: (i) the date of its
                                                  -----
grant as determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying Stock Option Certificate evidencing the grant of the Option. No Option shall be exercisable after the expiration of its applicable term as set forth in section
                                                                        -------
5(c).  Subject to the foregoing, each Option shall be exercisable in whole or in
----
part during its applicable term unless expressly provided otherwise in the underlying Stock Option Certificate.

          (e)  Vesting Conditions.   The Plan Administrator may subject any
               ------------------
Options granted to such vesting conditions as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. Any grant of Option Shares subject to vesting conditions shall be subject to the following limitations:

               (i)   Compliance With Securities Laws.   No vesting conditions
                     -------------------------------
     may be imposed which are not permitted, or exceed those permitted, under the exemption from registration or qualification to be relied upon under applicable Securities Laws, as selected by the Company in its sole discretion.

               (ii)  Special Rule Immediate Vesting of Options Where Vesting
                     -------------------------------------------------------
     Conditions Relate to Continued Performance of Services.   Where vesting
     ------------------------------------------------------
     conditions are based upon continued performance of services to the Company, then the prospective right to purchase unvested Option Shares shall
                                            --------
     immediately lapse if not exercised prior to Termination Of Recipient; provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Stock Option Certificate that the prospective right to purchase unvested Option Shares shall immediately vest
                                   --------                     ----------------
     upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion:

                     (1) In the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason;

                     (2) In the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or

                     (3) In the event of Termination of Recipient due to his or her death or Disability.

               (iii) Special Rule Immediate Vesting Upon Occurrence of Certain
                     ---------------------------------------------------------
     Events.   The Plan Administrator may, but without any obligation to do so,
     ------
     provide in the underlying Stock Option Certificate that the prospective right to purchase unvested Option Shares shall immediately vest upon the
                       --------                     ----------------
     occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion:

                     (1) In the event of a Change In Control; and/or

                     (2) In the event of an Approved Corporate Transaction.

               (iv)  Special Rule Accelerating Expiration Date of Options Where
                     ----------------------------------------------------------
     Vesting Conditions Relate to Continued Performance of Services.    In the
     --------------------------------------------------------------
     event the vesting conditions are based upon continued performance of services to the Company, then, unless otherwise expressly waived or extended by the underlying Stock Option Certificate, in the event of Termination of Recipient the following rules shall apply:

                     (1) The expiration date for vested Options shall be
                             ---------- ----     ------
          accelerated to thirty (30) days after the effective date of Termination Of Recipient; provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Stock Option Certificate that the expiration date for such vested
                                                                     ------
          Options shall not be accelerated in any event, or be accelerated to six (6) months or one (1) year (as selected by the Plan Administrator) after the effective date of Termination Of Recipient, in any of the following events as selected by the Plan Administration in its sole and absolute discretion:

                         (A) In the event of Termination of Recipient where such
               termination is made by the Recipient and constitutes Termination By Recipient For Good Reason;

                         (B) In the event of Termination of Recipient where such
               termination is made by the Company but does not constitute Termination By Company For Cause; and/or

                         (C) In the event of Termination of Recipient due to his
               or her death or Disability.

                     (2) The expiration date for unvested Options (insofar as
                             ---------- ----     --------
          they do not become immediately vested pursuant to section 5(e)(ii)))
                                                            ----------------
          shall be upon Termination Of Recipient if earlier than the expiration date specified in section 5(c).
                            ------------

               (v)   Waiver by Plan Administrator.    The Plan Administrator may
               ---   ----------------------------
     waive the acceleration of any vesting and/or expiration provision of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

          (f)  Manner of Exercise and Payment.    An exercisable Option, or any
               ------------------------------
exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such Option (or such portion) becomes unexercisable under this section 5; provided, however, the Plan Administrator may, in its sole
     ---------
discretion, permit a delay in payment of up to thirty (30) days:

               (i)   Notice.   A Notice of Exercise of Stock Option in the form
                     ------
     attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option.

               (ii)  Consent of Spouse.   A Consent of Spouse from the spouse of
                     -----------------
     the Recipient, if any, duly signed by such spouse.

               (iii) Payment.   Full payment for the Option Shares to be
                     -------
     purchased by exercise of the associated Option in immediately available funds, in U.S. dollars and/or, if expressly permitted in the underlying Stock Option Certificate, or if otherwise consented to by the Plan Administrator in writing, any combination of the following:

                     (1) Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the Option Shares with respect to which the Option or portion is thereby exercised;

                     (2) The surrender or relinquishment of options, warrants or other rights to acquire Common Stock held by the Recipient, with a Fair Market Value on the date of delivery (or date of grant if permitted by the Plan Administrator) equal to the aggregate Option Price of the Option Shares with respect to which the Option or portion is thereby exercised;

                     (3) A full recourse promissory note bearing interest at a rate as shall then preclude the imputation of interest under the Code, and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator shall prescribe the form of such note and the security to be given for such note. Notwithstanding the foregoing, no Option may be exercised by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Recipient are then subject to such Regulation; and/or

                     (4) Property of any kind which constitutes good and valuable consideration.

               (iv)  Withholding Tax.   Payment of any applicable withholding
                     ---------------
     taxes pursuant to section 8.
                       ---------

               (v)   Proof of Authority.   In the event that the Option or
                     ------------------
     portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

               (vi)  Additional Documents.   Such documents, representations and
                     --------------------
     undertakings as provided in the Stock Option Certificate and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 9.
                           ---------

          (g)  Conditions to Issuance of Option Shares.   The Company shall not
               ---------------------------------------
be required to issue or deliver any certificate or certificates representing the Option Shares purchased upon exercise of any Option or any portion thereof prior to fulfillment of all of the following conditions:

               (i)   The delivery of the documents described in subsection 5(f);
                                                                ---------------

               (ii) The receipt by the Company of full payment for such Option Shares, including any applicable withholding taxes as pursuant to section
                                                                       -------
     8;
     -

               (iii) If the Common Stock is listed on any exchange or on either the Nasdaq National Market or the Nasdaq SmallCap market, the satisfaction of any requirements or conditions of such exchange or Nasdaq, as the case may be, relative to the grant of such Options; provided, however, the Company shall have no obligation to satisfy any requirements or conditions the Plan Administrator shall, in its sole and absolute discretion, determine to be objectionable;

               (iv) The completion of any registration or other qualification of such Option Shares under any federal or state securities laws, or under the rulings or regulations of the Commission or any other governmental securities regulatory body which the Plan Administrator shall, in its sole and absolute discretion, deem necessary or advisable;

               (v) The obtaining of any approval or other clearance from any federal, state, territorial and/or provincial governmental agency which the Plan Administrator shall, in its sole and absolute discretion, deem necessary or advisable; and

               (vi) The lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time-to-time for administrative convenience.

          (h)  Non-Assignability.
               -----------------

               (i)   Exercise.   Options may be exercised only by the original
                     --------
Recipient thereof or, to the extent a Transfer is permitted pursuant to subsections (ii) and/or (iii) below, by a permitted transferee of such Options.
----------------        -----

               (ii)  Transfer.   Except as provided in subsection (iii) below,
                     --------                          ----------------
Options may not be Transferred by a Recipient, including upon the Death of a Recipient and/or pursuant to a Qualified Domestic Relations Order as defined by
Section 414(p) of the Code, unless (A) such Transfer is expressly permitted in
                            ------
the underlying Stock Option Certificate, or (B) the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing; provided, however, anything in the preceding sentence to the contrary notwithstanding, the following Options may not be Transferred:

                     (1) Incentive Options, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 422(b)(5) of the Code (i.e., any Transfer {including Transfers pursuant to Qualified Domestic Relations Orders} other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient );

                     (2) Options registered under the Securities Act with the Commission on Form S-8; and/or

                     (3) Any other exemption from registration or qualification to be relied upon by the Company under applicable Securities Laws in granting such Option does not prohibit such assignment.

               (iii) Death of Recipient.   Upon the death of the Recipient (if
                     ------------------
the Recipient is a natural Person, vested Options may, if such Transfer is
                                   ------
expressly permitted in the underlying Stock Option Certificate, or if the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing, be Transferred to such Persons who are the deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors"), and may thereafter be exercised by the Recipient's Successors. Vested Options so Transferred shall not be further Transferred by the Recipient's Successors except to the extent the original Recipient of such Options would have been permitted to Transfer such Options pursuant to clause (ii) of this subsection
                                               -----------         ----------
5(h).
----

               (iv)  Effect of Prohibited Transfer or Exercise.   Any Transfer
                     -----------------------------------------
or exercise of an Option so Transferred in violation of the foregoing provisions of this subsection 5(h) shall be null and void ab initio and of no further force
        ---------------
and effect.

          (i)  No Stockholder Rights.   The Recipient shall not be, nor
               ---------------------
have any of the rights or privileges of, a stockholder of the Company with respect to the Options or the underlying Option Shares including, by way of example and not limitation, the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends, distributions, subscription rights or otherwise, unless and until all conditions for exercise of the Option shall be satisfied, and the Option duly exercised and underlying Option Shares duly issued and delivered, at which time the Recipient shall become a stockholder of the Company with respect to such issued Option Shares and, in such capacity, shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote, and to exercise all other rights of a stockholder with respect to such issued Option Shares.

          (j)  Notice of Disposition of Option Shares Acquired by Exercise
               -----------------------------------------------------------
of Incentive Options.    The Plan Administrator may require any Recipient who is
--------------------
an Employee who acquires any Option Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Option Shares within (i) two (2) years from the date of grant of the underlying Incentive Option, or (ii) one (1) year after the issuance of such Option Shares to such Employee. The Plan Administrator may direct that the certificates evidencing such Option Shares refer to such requirement to give prompt notice.

     6.   GRANT SHARES

          (a)  Grant.   The Plan Administrator may from time to time, and
               -----
subject to the provision of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more Plan Shares allotted by the Plan Administrator ("Grant Shares"). The grant of Grant Shares or grant of the right to receive Grant Shares shall be evidenced by a written Stock Grant Agreement, executed by the Recipient and an authorized officer of the Company on or before the time of the grant of such Grant Shares, setting forth: (i) the number of Grant Shares granted; (ii) the consideration (if any) for such Grant Shares; and (iii) all other material terms and conditions of such grant.

          (B)  CONSIDERATION (PURCHASE PRICE).   The Plan Administrator, in its
               ------------------------------
sole discretion, may grant or award Grant Shares in any of the following instances:

               (i)   As Bonus/Reward. As a "bonus" or "reward" for services
                     ---------------
     previously rendered and otherwise fully compensated, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares, and the value of each Grant Shares shall be the Fair Market Value of a share of Common Stock on the date of grant.

               (ii)  As Compensation.    As "compensation" for the previous
                     ---------------
     performance or future performance of services or attainment of goals, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares (other than the performance of the Recipient's services), and the value of each Grant Share received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of a share of Common Stock on the date of grant.

               (iii) As Purchase Price Consideration.    In "consideration" for
                     -------------------------------
     the payment of a purchase price to the Company for each of such Grant Shares (the "Stock Grant Purchase Price") in an amount established by the Plan Administrator, provided, however:

                     (1) The Stock Grant Purchase Price shall not be less than that allowed under the exemption from registration under the applicable Blue Sky Laws of the state, territory or province in which the Recipient then resides as selected by the Company in its sole discretion;

                     (2) If the Common Stock is traded on a stock exchange or over-the-counter on Nasdaq, the purchase price shall not be less than the minimum price per share permitted by such stock exchange or Nasdaq; and

                     (3) Under no circumstances shall the Stock Grant Purchase Price per Grant Share be less than the then current par value per share of Common Stock.

          (C)  TERM; EXPIRATION.   The term in which a Recipient may purchase
               ----------------
any Grant Shares awarded for which the Recipient is required to pay consideration shall commence at the grant date of the underlying Stock Grant Agreement as determined by the Plan Administrator, and shall expire on the date specified in the underlying Stock Grant.

          (D)  DELIVERIES; MANNER OF PAYMENT.   The Grant Shares may be
               -----------------------------
purchased solely by delivery of all of the following to the Secretary of the Company at the principal executive offices at the Company prior to the time the Grant Shares become purchasable under this section 6:
                                           ---------

               (i)   Stock Grant Agreement.   The Stock Grant Agreement for the
                     ---------------------
     Grant Shares, duly signed by the Recipient.

               (ii)  Consent of Spouse.   A Consent of Spouse from the spouse of
                     -----------------
     the Recipient, if any, duly signed by such spouse.

               (iii) Payment.   Full payment for the Grant Shares to be
                     -------
     purchased (where payment thereof is required), in immediately available funds, in U.S. dollars and/or, if expressly permitted in the underlying Stock Grant Agreement, or if otherwise consented to by the Plan Administrator in writing, any combination of the following:

                     (1) Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Grant Shares;

                     (2) The surrender or relinquishment of options, warrants or other rights to acquire Common Stock owned by the Recipient, with a Fair Market Value on the date of delivery (or date of grant if permitted by the Plan Administrator) equal to the aggregate purchase price of the Grant Shares;

                     (3) A full recourse promissory note bearing interest at a rate not less than a rate as shall then preclude the imputation of interest under the Code, and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator shall prescribe the form of such note and the security to be given for such note. Notwithstanding the foregoing, no Grant Shares may be purchased by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of purchase of the Grant Shares or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Recipient are then subject to such Regulation; and/or

                     (4) Property of any kind which constitutes good and valuable consideration.

               (iv)  Additional Documents.   Such documents, representations and
                     --------------------
     undertakings as provided in the Stock Grant Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 9(a).
                 ------------

          (E)  CONDITIONS TO ISSUANCE OF GRANT SHARES.   The Company shall not
               --------------------------------------
be required to issue or deliver any certificate or certificates representing the Grant prior to fulfillment of all of the following conditions:

               (i)   The delivery of the documents described in subsection 6(d).
                                                                ---------------

               (ii) The receipt by the Company of full payment for such Grant Shares, if applicable, including any applicable withholding taxes pursuant to section 8.
        ---------

               (iii) If the Common Stock is listed on any exchange or on either the Nasdaq National Market or the Nasdaq SmallCap market, the satisfaction of any requirements of such exchange or Nasdaq, as the case may be, relative to the award of such Grant Shares; provided, however, the Company shall have no obligation to satisfy any requirements or conditions the Plan Administrator shall, in its sole and absolute discretion, determine to be objectionable;

               (iv) The completion of any registration or other qualification of such Grant Shares under applicable Securities Laws, or under the rulings or regulations of the Commission or any other governmental securities regulatory body which the Plan Administrator shall, in its sole and absolute discretion, deem necessary and/or advisable;

               (v) The obtaining of any approval or other clearance from any federal, state, territorial or provincial governmental agency which the Plan Administrator shall, in its sole and absolute discretion, deem necessary or advisable; and

               (vi) The lapse of such reasonable period of time following the grant of the Grant Shares as the Plan Administrator may establish from time-to-time for administrative convenience.

     7.   FORFEITURE CONDITIONS PLACED UPON GRANT SHARES

          (a)  Vesting Conditions; Forfeiture of Unvested Grant Shares.
               -------------------------------------------------------
Subject to the limitations in section 7(b) below, the Plan Administrator may
                              ------------
subject or condition Grant Shares granted or awarded (hereinafter referred to as "Forfeitable Grant Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Forfeitable Grant Shares as the Plan Administrator, in its sole discretion, may deem appropriate and necessary, such as, by way of example and not obligation:
(i) the attainment of goals by the Recipient; (ii) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (iii) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (iv) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary, subject to the provisions set forth below. In the event the Recipient does not satisfy any vesting conditions, the Company may require the Recipient, subject to the repurchase payment terms of section 7(c), to forfeit such unvested
                                   ------------
Forfeitable Grant Shares to the Company. All vesting conditions imposed on the grant of Forfeitable Grant Shares, including repurchase payment terms complying with section 7(c), shall be set forth in a written Stock Grant Agreement,
     ------------
executed by the Company and the Recipient on or before the time of the grant of such Forfeitable Grant Shares, stating the number of said Forfeitable Grant Shares subject to such conditions, and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying Stock Grant Agreement, the Grant Shares shall not be deemed to be Forfeitable Grant Shares, and will not be subject to forfeiture.

          (b)  Limitations on Forfeiture Conditions.     Any grant of
               ------------------------------------
Forfeitable Grant Shares shall be subject to the following limitations:

               (i)   Compliance With Blue Sky Laws.   No vesting conditions may
                     -----------------------------
     be imposed which are not permitted, or exceed those permitted, under the exemption from registration or qualification to be relied upon under applicable Blue Sky Laws, as selected by the Company in its sole discretion.

               (ii)  Vested Forfeitable Grant Shares.     In no case shall the
                     -------------------------------
     Recipient be required to forfeit any vested Forfeitable Grant Shares.

               (iii) Special Rules Permitting Immediate Vesting of Unvested
                     ------------------------------------------------------
     Forfeitable Grant Shares Where Vesting Conditions Relate to Continued
     ---------------------------------------------------------------------
     Performance of Services.     Where vesting conditions are based upon
     -----------------------
     continued performance of services to the Company, then all unvested
                                                                --------
     Forfeitable Grant Shares shall be immediately forfeited upon Termination Of
                                       ----------- ---------
     Recipient unless such forfeiture is expressly waived in writing by the Company; provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Stock Grant Agreement that unvested Forfeitable Grant Shares shall immediately vest (i.e., become non-
     --------                                ----------------
     forfeitable) upon the occurrence of one or more of the following events:

                     (1) In the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason;

                     (2) In the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or

                     (3) In the event of Termination of Recipient due to death or Disability.

               (iv)  Special Rules For Immediate Vesting of Unvested Forfeitable
                     -----------------------------------------------------------
     Grant Shares Upon Occurrence of Certain Events.     The Plan
     ----------------------------------------------
     Administrator may, but without any obligation to do so, provide in the underlying Stock Grant Agreement that unvested Forfeitable Grant Shares
                                           --------
     shall immediately vest upon the occurrence one or more of the following
           ----------------
     events:

                     (1) In the event of a Change In Control; and/or

                     (2) In the event of an Approved Corporate Transaction.

               (v)   Special Rule Accelerating Expiration Date of Stock Grant
                     --------------------------------------------------------
     Agreement Where Vesting Conditions Relate to Continued Performance of
     ---------------------------------------------------------------------
     Services.     In the event the vesting conditions are based upon continued
     --------
     performance of services to the Company, then, unless otherwise expressly waived or extended by the underlying Stock Grant Agreement, in the event of Termination of Recipient the following rules shall apply:

                     (1) The expiration date in the underlying Stock Grant
                             ---------- ----
          Agreement shall be accelerated to thirty (30) days after the effective date of Termination Of Recipient; provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Stock Grant Agreement that the expiration date shall not be accelerated in any event, or be accelerated to three (3) months, six
          (6) months or one (1) year (as selected by the Plan Administrator) after the effective date of Termination Of Recipient, in any of the following events as selected by the Plan Administration in its sole and absolute discretion:

                         (A) In the event of Termination of Recipient where such
               termination is made by the Recipient and constitutes Termination By Recipient For Good Reason;

                         (B) In the event of Termination of Recipient where such
               termination is made by the Company but does not constitute Termination By Company For Cause; and/or

                         (C) In the event of Termination of Recipient due to his
               or her death or Disability.

          (C) REPURCHASE OF FORFEITABLE GRANT SHARES WHICH ARE FORFEITED.
              ----------------------------------------------------------

              (i)   Repurchase Rights and Price.   In the event the Company
                    ---------------------------
does not waive its right to require the Recipient to forfeit any or all of such unvested Forfeitable Grant Shares, the Company shall be required to pay the
--------
Recipient, for each unvested Forfeitable Grant Share which the Company requires the Recipient to forfeit, the amount per Forfeitable Grant Share set forth in the Stock Grant Agreement, provided, however: the repurchase price per Forfeitable Grant Share in any event may not be less that the "original cost" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited or, if elected by the Plan Administrator in its sole discretion and without any obligation to do so in the underlying Stock Grant Agreement, the "book value" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited, if higher than the original cost.

               The "original cost" per Forfeitable Grant Share means the aggregate amount originally paid to the Company by the Recipient (or his, her or its predecessor) to purchase or acquire all of the Grant Shares to be forfeited, divided by the total number of such shares. The amount of consideration paid by any Recipient (or his, her or its predecessor) who originally received the Grant Shares as compensation for services or a bonus, or otherwise without payment of consideration in cash or property, shall be zero

               The "book value" per Forfeitable Grant Share means the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of shares of Common Stock then outstanding. The book value per Forfeitable Grant Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company.

               (ii)  Form of Payment.   The repurchase payments to be made by
                     ---------------
the Company to a Recipient for forfeited Forfeitable Grant Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the initial purchase of said Forfeitable Grant Shares by the Recipient, if any, and must be paid no later than ninety (90) days after the date of termination.

          (D)  RESTRICTIVE LEGEND.     Until such time as all conditions placed
               ------------------
upon Forfeitable Grant Shares lapse, the Plan Administrator may place a restrictive legend on the share certificate representing such Forfeitable Grant Shares which evidences said restrictions in such form, and subject to such stop instructions, as the Plan Administrator shall deem appropriate and necessary, including the following legend with respect to vesting conditions based upon continued provision of services by the Recipient:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED THE _______DAY OF __________________, _____________,
     AND THAT CERTAIN 1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN DATED JULY 25, 1997, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

               The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Forfeitable Grant Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

               The Plan Administrator shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Forfeitable Grant Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Forfeitable Grant Shares which become vested, and remit to the Recipient a share certificate evidencing such vested Grant Shares.

          (E)  STOCKHOLDER RIGHTS.   The Recipient of Forfeitable Grant Shares
               ------------------
shall have all rights or privileges of a stockholder of the Company with respect to the Forfeitable Grant Shares notwithstanding the terms of this section 7
                                                                  ---------
(with the exception of subsection (f) below) and, as such, shall be fully
                       --------------
entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Forfeitable Grant Shares.

          (F)  UNVESTED GRANT SHARES -- NON-ASSIGNABILITY.
               ------------------------------------------

               (i)   Transfer.     Except as provided in subsection (ii) below,
                     --------                            ---------------
unvested Forfeitable Grant Shares may not be Transferred by a Recipient,
--------
including upon the Death of a Recipient and/or pursuant to a Qualified Domestic Relations Order as defined by Section 414(p) of the Code, unless (A) such
                                                          ------
Transfer is
expressly permitted in the underlying Stock Grant Agreement, or (B) the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing.

               (ii)  Death of Recipient.     Upon the death of the Recipient (if
                     ------------------
the Recipient is a natural Person, unvested Forfeitable Grant Shares may, if
                                   --------
such Transfer is expressly permitted in the underlying Stock Grant Agreement, or if the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing, be Transferred to such Persons who are the deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors"), and may thereafter be exercised by the Recipient's Successors. Unvested Forfeitable Grant Shares so Transferred shall not be further
--------
Transferred by the Recipient's Successors except to the extent the original Recipient of such unvested Forfeitable Grant Shares would have been permitted to
                  --------
Transfer such Grant Shares pursuant to clause (ii) of this subsection 7(f).
                                       -----------         ---------------

               (iii) Effect of Prohibited Transfer or Exercise.   Any Transfer
                     -----------------------------------------
of unvested Forfeitable Grant Shares in violation of the foregoing provisions of
   --------
this subsection 7(f) shall be null and void ab initio and of no further force
     ---------------
and effect.

               (iv)  Application to Vested Grant Shares.     Under no
                     ----------------------------------
circumstances shall the prohibition against Transfer contained in this subsection 7(f) be construed to apply to vested Grant Shares.
---------------                          ------

     8.   WITHHOLDING OF EMPLOYMENT TAXES

          (A)  WITHHOLDING.     As a condition of the grant of any Award and/or
               -----------
exercise of any Option, as the case may be, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements incident to such grant or exercise.

          (B)  NON-CASH FORMS OF PAYMENT.     The Plan Administrator may in its
               -------------------------
sole discretion, but without obligation to do so, in order to assist the Recipient in satisfying his, her or its employment tax withholding obligations, agree:

               (i) To issue or transfer any Plan Shares net of a number of Plan Shares with a Fair Market Value equal to the amount of the employment tax withholding; and/or

               (ii) To accept payment in the form of the surrender or relinquishment of options, warrants or other rights to acquire Common Stock held by the Recipient, with a Fair Market Value of such securities equal to the amount of the employment tax withholding

     9.   COMPLIANCE WITH APPLICABLE SECURITIES LAWS

          (A)  REGISTRATION OR EXEMPTION FROM REGISTRATION.     Unless expressly
               -------------------------------------------
stipulated in the underlying Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from the Plan, including any Option, Option Shares or Grant Shares awarded or granted hereunder (the "Plan Securities"), under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-
8) or to register or qualify the Plan Securities under any applicable Securities Laws.

               In the event the Company does not register or qualify the Plan Securities, the Plan Securities shall be issued in reliance upon such exemptions from registration or qualification under the applicable Securities Laws that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate and necessary with respect to any particular offer or sale of securities under the Plan including, without limitation:

               (i) In the case of applicable federal securities laws, any of the following if available: (1) Section 3(a)(11) of the Securities Act for intrastate offerings and Rule 147 promulgated thereto; (2) Section 3(b) of the Securities Act for limited offerings and Rule 701 promulgated thereto and/or Rules 504 and/or 505 of Regulation D promulgated thereto, and/or (3)
     Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto; and

               (ii) In the case of applicable Blue Sky Laws, the requirements of any applicable exemptions from registration or qualification afforded by such Blue Sky Laws.

          (B)  FAILURE OR INABILITY TO OBTAIN REGULATORY CONSENTS OR APPROVALS.
               ---------------------------------------------------------------
In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from registration or qualification under the applicable Securities Laws which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Plan Securities until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability therefor; provided, however, the Company shall, if requested by the Recipient, rescind the Recipient's investment decisions and return all funds or payments made by the Recipient to the Company should the Company fail to obtain such consents or approvals within a reasonable time after the Recipient tenders such funds or property to the Company.

          (C)  PROVISION OF OTHER DOCUMENTS, INCLUDING RECIPIENT'S
               ---------------------------------------------------
REPRESENTATIVE'S LETTER.     If requested by the Company, the Recipient shall
-----------------------
provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from registration or qualification under the applicable Securities Laws which the Company is relying upon, or with all applicable rules and regulations of any applicable securities exchanges or Nasdaq. If required by the Company, the Recipient shall provide a Recipient's Representative's Letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Plan Securities and has determined that an investment in the Plan Securities: (i) is appropriate in light of the Recipient's financial circumstances, (ii) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that such persons are capable of evaluating the merits and risks of an investment in the Plan Securities, and (iii) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Plan Securities.

          (D)  LEGEND ON PLAN SHARES.     In the event the Company delivers
               ---------------------
unregistered Plan Shares, the Company reserves the right to place the following legend or such other legend as it deems necessary on the share certificate or certificates to comply with the applicable Securities Laws being relied upon by the Company.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM

     REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE, TERRITORIAL OR PROVINCIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

     10.  REPORTS TO RECIPIENTS OF AWARDS

          (A)  FINANCIAL STATEMENTS.     The Company shall provide each
               --------------------
Recipient with the Company's financial statements at least annually.

          (B)  INCENTIVE STOCK OPTION REPORTS.     The Company shall provide,
               ------------------------------
with respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number; (ii) the name, address, and taxpayer identification number of the Person to whom Option Shares were issued by the Company upon exercise of the Incentive Option; (iii) the date the Incentive Option was granted; (iv) the date the Option Shares underlying the Incentive Option were issued pursuant to the exercise of the Incentive Option; (v) the Fair Market Value of the Option Shares on date of exercise; (vi) the number of Option Shares issued upon exercise of the Incentive Option; (vii) a statement that the Incentive Option was an incentive stock option; and (viii) the total cost of the Option Shares.

     11.  ADJUSTMENTS

          (A)  COMMON STOCK RECAPITALIZATION OR RECLASSIFICATION; COMBINATION OR
               -----------------------------------------------------------------
REVERSE STOCK SPLIT; FORWARD STOCK SPLIT.     If (i) outstanding shares of
----------------------------------------
Common Stock are subdivided into a greater number of shares by reason of recapitalization or reclassification, (ii) a dividend in Common Stock shall be paid or distributed in respect of the Common Stock, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased and reduced, respectively. If outstanding shares of Common Stock are combined into a lesser number of shares by reason of combination or reverse stock split, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced and increased, respectively.

          (B)  CONSOLIDATION OR MERGER; EXCHANGE OF SECURITIES; DIVISIVE
               ---------------------------------------------------------
REORGANIZATION; OTHER REORGANIZATION OR RECLASSIFICATION.     In case of (i)
--------------------------------------------------------
the consolidation, merger, combination or exchange of shares of capital stock with another entity, (ii) the divisive reorganization of the Company (i.e., split-up, spin-off or split-off), or (iii) any capital reorganization or any reclassification of Common Stock (other than a recapitalization or reclassification described above in subsection 11(a)), the Recipient shall
                                    ----------------
thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of capital stock or other securities or property of the Company (or its successor{s}) receivable upon such event by a Recipient of the number of Option Shares which such Option entitles the Recipient to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Option Shares which may be issued under the Plan, the number of Option Shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

          (C)  ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD.     All
               --------------------------------------------------
adjustments to be made pursuant to the foregoing subsection shall be made in such manner as the Plan Administrator shall deem equitable and appropriate, the determination of the Plan Administrator shall be final, binding and conclusive.

          (D)  NO OTHER RIGHTS TO RECIPIENT.     Except as expressly provided in
               ----------------------------
this section 11:  (i) the Recipient shall have no rights by reason of any
     ----------
subdivision or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation (including any Approved Corporate Transactions), or any issue by the Company of shares of capital stock of any class, or warrants or options or rights to purchase securities (including securities convertible into shares of capital stock of any class), shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the Option Shares. The grant of an Award pursuant to the Plan shall not in any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     12.  APPROVED CORPORATE TRANSACTIONS -- AFFECT ON OPTIONS

          Notwithstanding section 11 above, in the event of the occurrence of
                          ----------
any Approved Corporate Transaction, or in the event of any change in applicable laws, regulations or accounting principles, the Plan Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Plan Administrator determines that such action is appropriate in order to facilitate such Approved Corporate Transactions or to give effect to changes in laws, regulations or principles:

          (A)  PURCHASE OR REPLACEMENT OF OPTION.     In its sole and absolute
               ---------------------------------
discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Recipient's request, for any one or combination of the following: (1) the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Recipient's rights had such Option been currently exercisable or payable or fully vested; and/or (ii) the replacement of such Option with other rights or property (which may or may not be securities) selected by the Plan Administrator in its sole discretion.

          (B)  ACCELERATION OF VESTING AND EXERCISE.     In its sole and
               ------------------------------------
absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option may not be exercised after the occurrence of such event; provided, however, the Recipient must be given the opportunity, for a specified period of time prior to the consummation of such transaction, to exercise the Option as to all Option Shares (i.e., both fully vested and unvested) covered thereby.

          (C)  ASSUMPTION OR SUBSTITUTION.     In its sole and absolute
               --------------------------
discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     13. CERTAIN TRANSACTIONS WITHOUT CHANGE IN BENEFICIAL OWNERSHIP -- AFFECT ON OPTIONS

          Notwithstanding section 11 above, in the event of a transaction whose
                          ----------
principal purpose is to change the State in which the Company is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including, without limitation, through (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of its assets in a single or series of related transactions, then the Plan Administrator may provide, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     14.  DRAG-ALONG RIGHTS

          (A)  GENERAL.     In the event the Board and, to the extent required
               -------
by law, the stockholders of the Company, approve the sale, transfer, exchange or other disposition of fifty percent (50%) or more of the capital stock of the Company in a single or series of related transactions (an "Approved Stock Sale Transaction"), the Company shall have the right (the "Drag-Along Right") to require the Recipient and/or his, her or its permitted successors, to sell, transfer, exchange or otherwise dispose of any Plan Shares held by such Persons as part of such Approved Stock Sale Transaction, notwithstanding that such Persons did not approve of such Approved Stock Sale Transaction and/or did not otherwise consent to the sale, transfer, exchange or other disposition of their Plan Shares in accordance with the terms of such Approved Stock Sale Transaction; provided, however, in the event less than all of the shares of Common Stock are to be sold, transferred, exchanged or otherwise disposed as part of the Approved Stock Sale Transaction, the Recipient and/or his, her or its permitted successors will not be required to sell, transfer, exchange or otherwise dispose of a number of Plan Shares which exceeds the aggregate number of Plan Shares held by such Person multiplied by a fraction, the numerator of which is the number of Plan Shares held by such Persons and the denominator of which is the total number of share of Common Stock then issued and outstanding.

          (B)  LEGEND ON SHARES.     To facilitate compliance with the terms of
               ----------------
this section 14, the Company shall have the right to place the following legend
     ----------
on the certificates representing the Plan Shares:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN DRAG-ALONG RIGHTS SET FORTH IN FULL IN THAT CERTAIN 1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN DATED JULY 25 1997, AS IT MAY BE AMENDED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE."

          (C)  ESCROW; IRREVOCABLE POWER OF ATTORNEY.     For purposes of
               -------------------------------------
facilitating the obligation to transfer set forth in this section 14, the
                                                          ----------
Company, in its sole discretion, may require each Recipient and/or his, her or its permitted successors, at the Company's cost, to deliver the share certificate(s) representing the Plan Shares held by such Recipient and/or his, her or its permitted successors (the "Stock Certificate") with a stock power executed by such Recipient and/or his, her or its permitted successors in blank, to the Secretary of the Company or the Company's designee, to hold the Stock Certificate and stock power in escrow and to take all such actions and to effectuate all such transfers or releases as are in accordance with the terms of this section 14. The Stock Certificate may be held in escrow so long as the Plan
     ----------
Shares represented by the Stock Certificate are subject to the terms of this section 14. The Recipient and/or his, her or its permitted successors each
----------
hereby
irrevocably constitutes and appoints the Secretary of the Company, with full power of substitution, as the true and lawful attorney to act as escrow holder for such Persons under this section 14, and any amendments to it. The
                                   ----------
power of attorney hereby granted is irrevocable and shall be deemed to be coupled with an interest, and it shall survive death, disability, dissolution or termination of the Recipient and/or his, her or its permitted successors. The escrow holder will not be liable to any party for any act or omission unless the escrow holder is grossly negligent in performing such act or omission. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     15.  MARKET STANDOFF

          To the extent requested by Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any Plan Shares will Transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the Securities Act, during the period requested by the Company and the underwriter following the effective date of the registration statement filed with the Commission.

     16.  PERFORMANCE ON BUSINESS DAY

          In the event the date on which a party to the Plan is required to take any action under the terms of the Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

     17.  EMPLOYMENT STATUS

          In no event shall the granting of an Award be construed to: (i) grant a continued right of employment to a Recipient if such Person is employed by the Company and/or by the Parent and/or any Subsidiary, or (ii) affect, restrict or interfere with in any way any right the Company and/or Parent and/or any Subsidiary may have to terminate or otherwise discharge the employment and/or engagement of such Person, at any time, with or without cause, except to the extent that such Person and the Company and/or Parent and/or any Subsidiary may have otherwise expressly agreed in writing. Unless otherwise expressly agreed in writing, the application and/or construction of the terms Termination By Company For Cause, Termination By Recipient For Good Reason and Termination Of Recipient are solely intended for, and shall be limited to, the operation of the vesting and expiration provisions of Awards granted under this Plan, and governing Award Agreements, and not for any other purpose.

     18.  NON-LIABILITY FOR DEBTS; RESTRICTIONS AGAINST TRANSFER

          No Options or unvested Forfeitable Grant Shares granted hereunder, or
                        --------
any part thereof, (i) shall be liable for the debts, contracts, or engagements of a Recipient, or such Recipient's successors in interest as permitted under this Plan, or (ii) shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

     19.  AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS

          (a)  Amendment, Modification or Termination of Plan.     The Board may
               ----------------------------------------------
amend or modify the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however, (i) no such action may adversely alter or impair any Award previously granted under the Plan without the consent of each Recipient affected thereby, and (ii) no action of the Board will cause Incentive Options granted under the

Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose.

          (B)  MODIFICATION OF TERMS OF OUTSTANDING OPTIONS.   Subject to the
               --------------------------------------------
terms and conditions and within the limitations of the Plan, the Plan Administrator may modify the terms and conditions of any outstanding Options granted under the Plan, including extending the expiration date of such Options or renewing such Options or repricing such options or modifying any vesting conditions (but only, in the case of Incentive Options, to the extent permitted under Section 422 of the Code), or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, no modification of any outstanding Option may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

          (C)  MODIFICATION OF VESTING CONDITIONS PLACED ON FORFEITABLE GRANT
               --------------------------------------------------------------
SHARES.     Subject to the terms and conditions and within the limitations of
------
the Plan, including vesting conditions, the Plan Administrator may modify the terms and conditions placed upon the grant of any Forfeitable Grant Shares; provided, however, no modification of any conditions placed upon Forfeitable Grant Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Forfeitable Grant Shares.

          (D)  COMPLIANCE WITH LAWS.   The Plan Administrator may, at any time
               --------------------
or from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under the Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or Awards thereunder or to comply with the rules or requirements of any stock exchange or Nasdaq and/or (ii) ensure that the Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).

     20.  RELATIONSHIP OF PLAN TO OTHER OPTIONS AND COMPENSATION PLANS

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company to: (i) establish any other forms of incentives or compensation for Employees and/or Directors of the Company and/or of any Parent and/or any Subsidiary and/or to any Consultants to the Company and/or to any Parent and/or any Subsidiary; or
(ii) to grant options to purchase shares of Common Stock or to award shares of Common Stock or grant any other securities or rights otherwise under this Plan in connection with any proper corporate purpose including but not by way of limitation, in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

     21.  SEVERABILITY

          If any term or provision of this Plan or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event:
(i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (ii) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

     22.  HEADINGS; REFERENCES; INCORPORATION; GENDER; STATUTORY REFERENCES

          The headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in Plan shall be construed to be incorporated in this Plan by such reference. As used in this Plan, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

     23.  APPLICABLE LAW

          This Plan and the rights and remedies of each party arising out of or relating to this Plan (including, without limitation, equitable remedies) shall (with the exception of the Securities Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of Nevada, as if this Plan were made, and as if its obligations are to be performed, wholly within the State of Nevada.

                                   * * * * *

     The undersigned hereby certifies that the foregoing 1997 Pinnacle Oil International, Inc. Stock Plan was duly adopted by the Board of Directors and stockholders of Pinnacle Oil International, Inc. as of July 25, 1997.


                                /s/ R. Dirk Stinson
                                -------------------
                                R. DIRK STINSON, President

                           STOCK OPTION CERTIFICATE

                1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN
                ------------------------------------------------

          [To be prepared by the Company and signed by the Recipient]

-----------------------------------------------------------------------------------------------------
Name of Recipient......................   _____________________________________________________
Capacity of Recipient..................   [_] Employee who is an Executive Officer
                                          [_] Employee other than an Executive Officer
                                          [_] Director
                                          [_] Consultant

Legal Address/Domicile of Recipient....   ______________________________________________________
Citizenship of Recipient...............   [_] United States           [_] Other: _______________

Number of Option Shares................   _______________________

Option Price per Option Share..........   $______________________

Classification of Option...............   [_] Non-Qualified Option    [_] Incentive Option
Vesting................................   [_] Fully Vested
                                          [_] Continuous Service Vesting  (see sections 2 to 4 below)
                                          [_] Other Vesting   (see Addendum)

Option Expiration Date.................   _______________________ (subject to section 4 below)

Option Effective Date..................   _______________________

U.S. Federal Exemption Relied Upon at
the Time of Grant or Exercise..........   [_] Rule 701                [_] Regulation D
                                          [_] Other_____________          [_] Rule 504
                                          ______________________          [_] Rule 505
                                          ______________________          [_] Rule 506

Blue Sky Exemption Relied Upon.........   ______________________________________________________

Subject to Addendum....................   [_] Yes                     [_] No

-----------------------------------------------------------------------------------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED WITH, OR APPROVED OR DISAPPROVED BY, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE, TERRITORIAL OR PROVINCIAL SECURITIES REGULATORY AGENCY, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE, TERRITORIAL OR PROVINCIAL SECURITIES REGULATORY AGENCY REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS STOCK OPTION CERTIFICATE OR THE ACCURACY OR ADEQUACY OF ANY OFFERING MATERIALS, INCLUDING THE 1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN OR THE PLAN SUMMARY FOR SUCH STOCK PLAN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SUBSTANTIAL AND IMMEDIATE DILUTION. THERE IS NO PUBLIC MARKET FOR THE SALE OF THESE SECURITIES BY THE RECIPIENT. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED OR QUALIFIED, OR THE RECIPIENT PROVIDES THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, OR ITS LEGAL COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED BY REASON OF AN EXEMPTION OR OTHERWISE. AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

--------------------------------------------------------------------------------

     THIS STOCK OPTION CERTIFICATE is entered into between Pinnacle Oil International, Inc., a Nevada corporation (the "Company"), whose principal executive office is located at 840 7th Avenue, Suite 750, Phoenix Place, S.W., Calgary, Alberta, Canada T2P 3G2, and the Recipient identified on the first page of this Stock Option Certificate (the "Recipient"), pursuant to that certain 1997 Pinnacle Oil International, Inc. Stock Plan dated July 25, 1997, as such Plan may be amended and/or restated from time to time (the "Plan").
Subject to the terms of this Stock Option Certificate and the Addendum, if any, attached to this Stock Option Certificate, the Recipient's rights to purchase the Option Shares are governed by the Plan, the terms of which are incorporated herein by this reference. Defined terms in this Stock Option Certificate shall have the same meaning as defined terms in the Plan.

     1.   GRANT OF OPTION. This Stock Option Certificate certifies that the
          ---------------
Company has granted to the Recipient, pursuant to the terms of the Plan, a stock option (the "Option") to purchase, in whole or in part, the number of Option Shares designated on the first page of this Stock Option Certificate (collectively and severally, the "Option Shares"), representing shares of the common stock, no par value (the "Common Stock") of the Company, at the exercise or Option Price per Option Share designated on the first page of this Stock Option Certificate (the "Option Price"), subject to the following terms and conditions.

     2.   CONTINUOUS SERVICE VESTING--SCHEDULE.   If the Option Shares are
          ------------------------------------
subject to vesting by reason of the Continuous Service Vesting designation set forth on the first page of this Stock Option Certificate, then, subject to section 5(e) of the Plan, the Option Shares are subject to vesting based upon
------------
continued performance of services in the Ccapacity set forth on the first page of this Stock Option Certificate as follows:

                                 VESTED            CUMULATIVE VESTED
                                NUMBER OF            PERCENTAGE OF
         DATE                 OPTION SHARES          OPTION SHARES
----------------------      -----------------      -----------------

____________..........         ___________              ______%

____________..........         ___________              ______%

____________..........         ___________              ______%

____________..........         ___________              ______%

____________..........         ___________              ______%
                            -----------------      -----------------
       TOTAL..........         ___________                 100%
                            =================      =================

     3.   CONTINUOUS SERVICE VESTING -- ACCELERATION OF VESTING IN THE EVENT OF
          ---------------------------------------------------------------------
TERMINATION OF RECIPIENT.   If the Option Shares are subject to vesting by
------------------------
reason of the Continuous Service Vesting designation set forth on the first page of this Stock Option Certificate, then the prospective right to purchase unvested Option Shares shall immediately lapse if such right does not vest prior
--------
to Termination Of Recipient.

     4.   TERM OF OPTION.   The right to exercise the Options granted by this
          --------------
Stock Option Certificate shall commence on the Option Effective Date designated on the first page of this Stock Option Certificate, and shall expire and be null and void ab initio and of no further force or effect to the extent not exercised by 5:00 p.m. P.S.T., on the Option Expiration Date designated on the first page of this Stock Option Certificate (the "Option Expiration Date"); provided, however, if the Option Shares are subject to the Continuous Service Vesting designation set forth on the first page of this Stock Option Certificate, then, pursuant to section 5(e)(iii) of the Plan, in the event of Termination Of
            -----------------
Recipient, the expiration date shall be accelerated to thirty (30) days after the effective date of Termination Of Recipient.

     5.   DELIVERIES; MANNER OF -- EXERCISE AND PAYMENT.   This Option shall be
          ---------------------------------------------
exercised by delivery of the following to the Secretary of the Company at the Company's principal executive offices: (i) this Stock Option Certificate, duly signed by the Recipient; (ii) full payment for the Option Shares to be purchased in immediately available funds (in

U.S. dollars); (iii) a Consent of Spouse (as such consent is defined in the
Plan) from the spouse of the Recipient, if any, duly signed by such spouse, and
(iv) such other documents specified in the Addendum to this Stock Option Certificate, if any.

     6.   EXERICISE AND TRANSFER OF OPTION.   Except as may be permitted by an
          --------------------------------
Addendum to this Stock Option Certificate, Options may only be exercised by the original Recipient hereof, and may not be Transferred by such Recipient. Any Transfer or exercise of an Option so Transferred in violation of this Stock Option Certificate shall be null and void ab initio and of no further force and effect.

     7.   REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Recipient hereby
          -----------------------------------------
represents, warrants and covenants to the Company, each of which is deemed to be a separate representation, warranty and covenant, whichever the case may be, that:

          (A) DOMICILE.  The Recipient's permanent legal residence and domicile,
              --------
if the Recipient is an individual, or permanent legal executive offices and principal place of business, if the Recipient is an Entity, was and is in the State, territory or province designated on the first page of this Stock Option Certificate at both the time of the "offer" and the time of the "sale" of this Option and the Option Share to the Recipient.

          (B) AGE.   The Recipient, if a natural person, is age eighteen (18) or
              ---
over.

          (C) RECEIPT AND REVIEW OF PLAN AND PLAN SUMMARY.   The Recipient has
              -------------------------------------------
received a copy of the Plan as well as a copy of the 1997 Pinnacle Oil International, Inc. Stock Plan Summary (the "Plan Summary"), which explains the administration and operation of the Plan, risk factors concerning an investment in the Common Stock and the Company, the tax consequences of grants of Options under the Plan, and certain other relevant matters pertaining to the Plan, and has read and understood the Plan and the Plan Summary.

          (D) INDEPENDENT REVIEW OF INVESTMENT MERITS; DUE DILIGENCE.   During
              ------------------------------------------------------
the course of the transaction contemplated by this Stock Option Certificate, and prior to exercising the Option, the Recipient: (i) had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors, each of whom are independent of the Company and its advisors and agents, to: (1) conduct such due diligence review as the Recipient and/or such investment professionals and advisors deem necessary or advisable, and (2) to provide such opinions as to (A) the investment merits of a proposed investment in the Option Shares, (B) the tax consequences of the grant and exercise of the Option, and the subsequent disposition of the Option Shares, and (C) the effect of same upon the Recipient's personal financial circumstances, as the Recipient and/or his, her or its investment professionals and advisors may deem advisable; and (ii) the Recipient, to the extent he, she or it availed himself, herself or itself of this opportunity, received satisfactory information and answers from such investment professionals and advisors.

          (E) OPPORTUNITY TO ASK QUESTIONS AND TO REVIEW DOCUMENTS, BOOKS AND
              ---------------------------------------------------------------
RECORDS Without limiting the generality of subsection 7(d) above, during the
-------                                    ---------------
course of the transaction contemplated by Stock Option Certificate, and prior to exercising the Option, the Recipient, and his, her or its investment professionals and advisors, had the opportunity, to the extent the Recipient and/or such investment professionals and advisors determined it to be necessary, to: (i) be provided with financial and other written information (in addition to that contained in the Plan and Plan Summary); (ii) ask questions and receive answers concerning the terms and conditions of this Stock Option Certificate, an investment in the Option Shares, and the business of the Company and its finances; (iii) review all documents, books and records of the Company; and (iv) the Recipient and/or his, her or its investment professionals and advisors, to the extent they availed themselves of this opportunity, received satisfactory information and answers.

          (F) OFFERING COMMUNICATIONS.   With the exception of the President of
              -----------------------
the Company, no person has provided any information (other than the provision of the Plan and Plan Summary), or made any representations to the Recipient, concerning the Company or its past, present or future business; and the only information or representations given by the President of the Company on which the Recipient has relied in offering to purchase the Option Shares (other than contained in the Plan and the Plan Summary) have been given in writing to the Recipient.

          (G) RESTRICTIONS ON TRANSFERABILITY OF OPTION SHARES.   The Recipient
              ------------------------------------------------
has been informed and understands and agrees as follows: (i) there are substantial restrictions on the transferability of the Option Shares as set forth in the Plan and as are more particularly described in the Plan Summary;
(ii) as a result of such restrictions, (1) it may not be possible for the Recipient to sell or otherwise liquidate the Option Shares in the case of emergency and/or other need, and the Recipient must therefore be able to hold the Option Shares until the lapse of said restrictions, (2) the Recipient must have adequate means of providing for the Recipient's current needs and personal contingencies, and (3) the Recipient must have no need for liquidity in an investment in the Option Shares; and (iii) the Recipient has evaluated the Recipient's financial resources and investment position in view of the foregoing; and the Recipient is able to bear the economic risk of an investment in the Option Shares.

          (H) SECURITIES PURCHASED FOR RECIPIENT'S OWN ACCOUNT.  The Option
              ------------------------------------------------
Shares are being purchased by the Recipient as principal and not by any other person, with the Recipient's own funds and not with the funds of any other person, and for the account of the Recipient and not as a nominee or agent and not for the account of any other person. The Recipient is purchasing the Option Shares for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. No person other than the Recipient will have any interest, beneficial or otherwise, in the Option Shares, and the Recipient is not obligated to transfer the Option Shares to any other person nor does the Recipient have any agreement or understanding to do so.

          (I) COMPLIANCE WITH INVESTMENT LAWS.  The Recipient has complied with
              -------------------------------
all applicable investment laws and regulations in force relating to the legality of an investment in the Option Shares by the Recipient in any jurisdiction in which he, she or it purchases the Option Shares or enters into this Stock Option Certificate, and has obtained any consent, approval or permission required of him, her or it for the purchase of the Option Shares under the investment laws and regulations in force in any jurisdiction to which he, she or it is subject, or in which he, she or it makes such purchase, and the Company shall have no responsibility therefor.

          (J) NO GENERAL SOLICITATION OR PUBLIC ADVERTISING.  With the exception
              ---------------------------------------------
of direct communication to the Recipient by the President of the Company, and/or the provision of the Plan and the Plan Summary, the Recipient has not, with respect to the offer and sale of the Option Shares, seen, received, been presented with or been solicited: (i) by any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio or otherwise generally disseminated or distributed); or (ii) through any public or promotional seminar or meeting to which the Recipient was invited through any such advertisement, article, notice, leaflet or other communication.

          (K) FEES AND COMMISSIONS.   The Recipient has not retained any broker-
              --------------------
dealer, placement agent or finder to whom the Company will have any obligation to pay any commissions or fees.

  Each representation, warranty and covenant of the Recipient shall be deemed made at the time of grant of this Option, shall be deemed remade at any time the Recipient exercises this Option, and shall survive the date of closing with respect to the exercise of the last Option hereunder.

     8.   MISCELLANEOUS.
          -------------

          (A) PREPARATION OF STOCK OPTION CERTIFICATE; COSTS AND EXPENSES.
              -----------------------------------------------------------
This Stock Option Certificate was prepared by the Company solely on behalf of the Company. Each party acknowledges that: (i) he, she or it had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transaction contemplated by this Stock Option Certificate are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transaction contemplated by this Stock Option Certificate without duress or coercion. Each party further acknowledges such party was not represented by the legal counsel of any other party hereto in connection with the transaction contemplated by this Stock Option Certificate, nor was such party under any belief or understanding that such legal counsel was representing his, her or its interests. Except as expressly set forth in this Stock Option Certificate, each party shall pay all legal and other costs and expenses incurred or to be incurred by such party in negotiating and preparing this Stock Option Certificate; in performing due diligence or retaining professional advisors; in performing any transactions contemplated by this Stock Option Certificate; or in complying with such party's covenants, agreements and conditions contained herein. Each party agrees that no conflict, omission or ambiguity in this Stock Option Certificate, the Plan and/or the Plan Summary or the interpretation thereof, shall be presumed, implied or otherwise construed against the Company or any other party to this Stock Option Certificate on the basis that such party was responsible for drafting this Stock Option Certificate.

          (B)  COOPERATION.   Each party agrees, without further consideration,
               -----------
to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Stock Option Certificate, all without undue delay or expense.

          (C)  INTERPRETATION.
               --------------

               (i)    Survival.  All representations and warranties made by any
                      --------
party in connection with any transaction contemplated by this Stock Option Certificate shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Stock Option Certificate and the performance or consummation of any transaction described in this Stock Option Certificate.

               (ii)   Entire Agreement/No Collateral Representations. Each party
                      ----------------------------------------------
expressly acknowledges and agrees that this Stock Option Certificate, together with and subject to the Plan and the Plan Summary: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, proposals, commitments, guarantees, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and
(3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Stock Option Certificate, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Stock Option Certificate.

               (iii)  Amendment; Waiver; Forbearance.   Except as expressly
                      ------------------------------
provided otherwise herein, neither this Stock Option Certificate nor any of the terms, provisions, obligations or rights contained herein may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Option Certificate.
No waiver of any breach of any term, provision or agreement contained herein, or of the performance of any act or obligation under this Stock Option Certificate, or of any extension of time for performance of any such act or obligation, or of any right granted under this Stock Option Certificate, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver. Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right granted under this Stock Option Certificate, or any preceding or subsequent breach thereof. No forbearance by a party to seek a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

               (iv)   Remedies Cumulative. The remedies of each party under this
                      -------------------
Stock Option Certificate are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled, at law or in equity.

               (v)    Severability. If any term or provision of this Stock
                      ------------
Option Certificate or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Option Certificate, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Stock Option Certificate (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

               (vi)   Parties in Interest.  Notwithstanding anything else to the
                      -------------------
contrary herein, nothing in this Stock Option Certificate shall confer any rights or remedies under or by reason of this Stock Option Certificate on any persons other than the parties hereto and their respective successors and assigns, if any, as may be permitted under the Plan or hereunder, nor shall anything in this Stock Option Certificate relieve or discharge the obligation or liability of any third person to any party to this Stock Option Certificate, nor shall any provision give any third person any right of subrogation or action over or against any party to this Stock Option Certificate.

               (vii)  No Reliance Upon Prior Representation.   Each party
                      -------------------------------------
acknowledges that: (i) no other party has made any oral representation or promise which would induce them prior to executing this Stock Option Certificate to change their position to their detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (ii) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Stock Option Certificate, or such party has taken such action at its own risk.

               (viii) Headings; References; Incorporation; "Person"; Gender;
                      ------------------------------------------------------
Statutory References.   The headings used in this Stock Option Certificate are
--------------------
for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Stock Option Certificate or any provision hereof. References to this Stock Option Certificate shall include all amendments or renewals thereof. All cross-references in this Stock Option Certificate, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Stock Option Certificate, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in this Stock Option Certificate shall be construed to be incorporated in this Stock Option Certificate by such reference. As used in this Stock Option Certificate, the term "person" is defined in its broadest sense as any individual, entity or fiduciary who has legal standing to enter into this Stock Option Certificate such as, by way of example and not limitation, individual or natural persons and trusts. As used in this Stock Option Certificate, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

          (D)  ENFORCEMENT.
               -----------

               (i)    Applicable Law.   This Stock Option Certificate and the
                      --------------
rights and remedies of each party arising out of or relating to this Stock Option Certificate (including, without limitation, equitable remedies) shall (with the exception of the Securities Act and the Blue Sky Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of Nevada, as if this Stock Option Certificate were made, and as if its obligations are to be performed, wholly within the State of Nevada.

               (ii)   Consent to Jurisdiction; Service of Process.   Any "action
                      -------------------------------------------
or proceeding" (as such term is defined below) arising out of or relating to this Stock Option Certificate shall be filed in and heard and litigated solely before the state courts of Nevada located within the County of Ormsby. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and venue therein; consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Stock Option Certificate; and waives any defense or right to object to venue in said courts based upon the doctrine of "forum non conveniens." The term "action or proceeding" is defined as any and all claims, suits, actions, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.

               (iii)  Waiver of Right to Jury Trial.   Each party hereby waives
                      -----------------------------
such party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Stock Option Certificate. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby; that each other party has already relied upon this waiver in entering into this Stock Option Certificate; and that each other party will continue to rely on this waiver in their future dealings. Each party warrants and represents that such party has reviewed this waiver with such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel.

          (E) SUCCESSORS AND ASSIGNS.   All of the representations, warranties,
              ----------------------
covenants, conditions and provisions of this Stock Option Certificate shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

          (F) NOTICES.   Except as otherwise specifically provided in this Stock
              -------
Option Certificate, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or permitted to be given hereunder shall be given in accordance with the notice provisions in the Plan.

          (G) COUNTERPARTS.   This Stock Option Certificate may be executed in
              ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Stock Option Certificate may be detached from any counterpart of this Stock Option Certificate and reattached to any other counterpart of this Stock Option Certificate identical in form hereto by having attached to it one or more additional signature pages.

     WHEREFORE, the parties hereto have for purposes of this Stock Option Certificate executed this Stock Option Certificate in Carson City, County of Ormsby, State of Nevada, effective as of the Option Effective Date first set forth on the first page of this Stock Option Certificate.

COMPANY:

Pinnacle Oil International, Inc.,
a Nevada corporation


By:
   --------------------------
   R. Dirk Stinson, President
                                    ATTEST:

            [SEAL]                  By
                                       -----------------------------
                                       Terrence J. Dunne,  Secretary

RECIPIENT:**

-----------------------------    **  By execution hereof, the Recipient
                                     acknowledges prior receipt of the 1997
-----------------------------        Pinnacle Oil International, Inc. Stock
                                     Plan and Plan Summary Nos.: _____

                                   Attachment
                                       to
                            Stock Option Certificate

                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

          [To be signed by the Recipient only upon exercise of Option]


TO:  Secretary
     Pinnacle Oil International, Inc.
     840 7th Avenue, Suite 750, Phoenix Place, S.W.
     Calgary, Alberta, Canada  T2P

     The undersigned, the holder of Options under that certain Stock Option Certificate dated effective the _________ day of _______________________, ___________, between Pinnacle Oil International, Inc., a Nevada corporation (the "Company") and the undersigned (the "Recipient"), hereby irrevocably elects, in accordance with the terms and conditions of that certain 1997 Pinnacle Oil International, Inc. Stock Plan dated July 25, 1997, as it may be amended from time to time (the "Plan"), under which the Stock Option Certificate was granted, to exercise the undersigned's Option under the Plan to purchase (______________)(1) shares of the common stock, no par value ("Common Stock") of the Company (collectively and severally, the "Option Shares"), for the aggregate
purchase price of                            ($______________)(2).

     (1) Insert number of Option Shares as specified in the Stock Option Certificate which are vested Option Shares (as defined by the Plan) which the Recipient is exercising the Recipient's Option to purchase.

     (2) Number of Option Shares to be exercised as specified above multiplied by the Option Price per share ($______________ per share).

     The Recipient hereby remakes, reaffirms and reacknowledges all agreements, representations, warranties and covenants set forth in the Stock Option Certificate as of the date of the Recipient's notice, all of which shall survive the Closing with respect to the shares of Common Stock purchased hereby.

     If the Option (i) is a Non-Qualified Option, (ii) was granted to the Recipient as an Employee, and (iii) the Recipient is an Employee as of the date of his, her or its exercise of the Option, the Recipient acknowledges that the Company shall withhold from the compensation of the Recipient such amounts as may be sufficient to satisfy any federal, state, territorial and/or provincial withholding tax requirements incident to such exercise pursuant to section 8 of
                                                                   ---------
the Plan, and the Recipient shall remit to the Company any additional amounts which may be required.

     The Recipient hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with applicable federal, state, territorial and/or provincial securities laws.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2)

     REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE, TERRITORIAL OR PROVINCIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS
     (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OR CANADA AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE, TERRITORIAL OR PROVINCIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

     The Recipient hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with the Market Standoff Provision set forth in section 13 of the Plan.
                                       ----------

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MARKET STANDOFF OBLIGATIONS SET FORTH IN FULL IN THAT CERTAIN 1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN DATED JULY 25, 1997, AS IT MAY BE AMENDED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE."

     The Recipient hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with the Drag-Along Rights granted to the Company pursuant to section 14 of the Plan.
                                                ----------

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN DRAG-ALONG RIGHTS SET FORTH IN FULL IN THAT CERTAIN 1997 PINNACLE OIL INTERNATIONAL, INC. STOCK PLAN DATED JULY 25, 1997, AS IT MAY BE AMENDED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE."

     (Signature must conform in all respects to name of the Recipient as specified in the Plan, unless the undersigned is the Recipient's Successor, in which case the undersigned must submit appropriate proof of the right of the undersigned to exercise the Option)

                         Signature:
                                      --------------------------------
                         Print Name:
                                      --------------------------------
                         Address:
                                      --------------------------------

                                      --------------------------------
                         Date:
                                      --------------------------------

                             STOCK GRANT AGREEMENT
                             ---------------------

                       1997 PINNACLE OIL, INC. STOCK PLAN
                       ----------------------------------

          [To be prepared by the Company and signed by the Recipient]

-------------------------------------------------------------------------------------------------
Name of Recipient...............    ____________________________________________

Status of Recipient.............    [_]  Employee who is an Executive Officer
                                    [_]  Employee other than an Executive Officer
                                    [_]  Director
                                    [_]  Consultant
Legal Address/Domicile
of Recipient....................
                                    _____________________________________________
Citizenship of Recipient........    [_]  United States             [_]  Other:

Number of Grant Shares..........    _______________________

Nature of Grant.................    [_]  As a "Bonus" or "Reward"  [_]  Value per Grant
                                                                        Share -- $______
                                    [_]  As "Compensation"
                                                                   [_]  Stock Grant Purchase
                                    [_]  For Payment of                 Price per Grant
                                         "Consideration"                Share -- $________

Forfeiture......................    [_]  Not Subject to Forfeiture
                                    [_]  Continuous Service Forfeiture (see sections 5 & 6 below)
                                    [_]  Other Forfeiture (see Addendum)

Stock Grant Expiration Date.....    _______________________ (subject to section 3 below)

Stock Grant Effective Date......    _______________________

U.S. Federal Exemption Relied
Upon at the Time of Grant.......    [_]  Rule 701                  [_]  Regulation D
                                    [_]  Other_______________           [_]  Rule 504
                                    _______________________             [_]  Rule 505
                                    _______________________             [_]  Rule 506

Blue Sky Exemption Relied
Upon at Time of Grant...........    ____________________________________________________

Subject to Addendum.............    [_]  Yes                       [_]  No

-------------------------------------------------------------------------------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED WITH, OR APPROVED OR DISAPPROVED BY, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE, TERRITORIAL OR PROVINCIAL SECURITIES REGULATORY AGENCY, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE, TERRITORIAL OR PROVINCIAL SECURITIES REGULATORY AGENCY REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS STOCK GRANT AGREEMENT OR THE ACCURACY OR ADEQUACY OF ANY OFFERING MATERIALS, INCLUDING THE 1997 PINNACLE OIL, INC. STOCK PLAN OR THE PLAN SUMMARY FOR SUCH STOCK PLAN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SUBSTANTIAL AND IMMEDIATE DILUTION. THERE IS NO PUBLIC MARKET FOR THE SALE OF THESE SECURITIES BY THE RECIPIENT. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED OR QUALIFIED, OR THE RECIPIENT PROVIDES THE COMPANY AN

OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, OR ITS LEGAL COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED BY REASON OF AN EXEMPTION OR OTHERWISE. AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

================================================================================

  THIS STOCK GRANT AGREEMENT is entered into between Pinnacle Oil, Inc., a Nevada corporation (the "Company"), whose principal executive office is located at 840 7th Avenue, Suite 750, Phoenix Place, S.W., Calgary, Alberta, Canada T2P 3G2, and the Recipient identified on the first page of this Stock Grant Agreement (the "Recipient"), pursuant to that certain 1997 Pinnacle Oil, Inc. Stock Plan dated July 25, 1997, as such Plan may be amended from time to time (the "Plan"). Subject to the terms of this Stock Grant Agreement and the Addendum, if any, attached to this Stock Grant Agreement, the Recipient's rights to purchase the Grant Shares are governed by the Plan, the terms of which are incorporated herein by this reference. Defined terms in this Stock Grant Agreement shall have the same meaning as defined terms in the Plan.

     1.  GRANT OF GRANT SHARES.   The Company hereby grants to the Recipient,
         ---------------------
pursuant to the terms of the Plan, and subject to the following terms and conditions, the right to purchase, in whole or in part, the number of Grant Shares designated on the first page of this Stock Grant Agreement (collectively and severally, the "Grant Shares"), representing shares of the common stock, no par value (the "Common Stock") of the Company, subject to the following terms and conditions.

     2.  NATURE OF GRANT.   The grant of the Grant Shares shall be characterized
         ---------------
as follows:

          (a) BONUS OR REWARD.  If made as a "bonus" or "reward" as set forth on
              ---------------
the first page of this Stock Grant Agreement, then the grant of the Grant Shares shall be deemed made as a "bonus" or "award" for services previously rendered pursuant to section 6(b)(i) of the Plan, with a deemed value per Grant Share set
            ---------------
forth on the first page of this Stock Grant Agreement.

          (b) COMPENSATION.  If made as "compensation" as set forth on the first
              ------------
page of this Stock Grant Agreement, then the grant of the Grant Shares shall be deemed made as "compensation" for the previous performance or future performance of services or attainment of goals pursuant to section 6(b)(ii) of the Plan,
                                               ----------------
with a deemed value per Grant Share set forth on the first page of this Stock Grant Agreement.

          (c) PURCHASE CONSIDERATION.  If made for payment of "purchase
              ----------------------
consideration" as set forth on the first page of this Stock Grant Agreement, the grant of the Grant Shares shall, pursuant to section 6(b)(iii) of the Plan, be
                                             -----------------
deemed the grant of a stock purchase right subject to and conditional upon the prospective payment by the Recipient of "consideration" per Grant Share in the amount of the Stock Grant Purchase Price per Grant Share (in U.S. dollars) designated on the first page of this Stock Grant Agreement. The Grant Share shall have a deemed value per Grant Share set forth on the first page of this Stock Grant Agreement, which may or may not be the same as the Stock Grant Purchase Price.

     3.  EXPIRATION OF RIGHT TO PURCHASE GRANT SHARES.   If this Stock Grant
         --------------------------------------------
Agreement is made in payment of "purchase consideration" as set forth above in section 2(c), the right to purchase the Grant Shares shall expire and be null
------------
and void ab initio and of no further force or effect to the extent the Grant Shares are not purchased by 5:00 p.m. P.S.T. on the Stock Grant Expiration Date as designated on the first page of this Stock Grant Agreement, provided, however, if the Grant Shares are subject to forfeiture by reason of the Continuous Service Vesting designation set forth on the first page of this Stock Grant Agreement, then pursuant to section
                                  -------

7(a)(iv) of the Plan, in the event of Termination Of Recipient the expiration
--------
date shall be accelerated to thirty (30) days after the effective date of Termination Of Recipient.

     1.  DELIVERIES; MANNER OF PURCHASE AND PAYMENT.   The Grant Shares shall be
         ------------------------------------------
purchased by delivery of the following to the Secretary of the Company at the Company's principal executive offices: (i) this Stock Grant Agreement, duly signed by the Recipient; (ii) if this Stock Grant Agreement is made in payment of "consideration" as set forth above on the first page of this Stock Grant Agreement, full payment for the Grant Shares to be purchased in immediately available funds (in U.S. dollars); (iii) a Consent of Spouse (as such consent is defined in the Plan) from the spouse of the Recipient, if any, duly signed by such spouse, and (iv) such other documents specified in the Addendum to this Stock Grant Agreement, if any.

     4.  PAYROLL TAXES. If the grant of the Grant Shares is made to the
         -------------
Recipient as an Employee, the Recipient acknowledges that the Company shall withhold from the compensation of the Recipient such amounts as may be sufficient to satisfy any federal, state and/or local withholding tax requirements incident to the grant of the Grant Shares pursuant to section 8 of
                                                                   ---------
the Plan, and the Recipient shall remit to the Company any additional amounts which may be required.

     5.  FORFEITABLE GRANT SHARES; FORFEITURE VESTING CONDITIONS.   If the Grant
         -------------------------------------------------------
Shares are subject to forfeiture by reason of the Continuous Service Forfeiture designation on the first page of this Stock Grant Agreement, then the Grant Shares, once purchased, will be Forfeitable Grant Shares which, subject to section 7(b) of the Plan, are subject to forfeiture based upon continued
------------
performance of services in the Capacity indicated on the first page of this Stock Grant Agreement as follows:

                                                        CUMULATIVE
                                                          VESTED
                                    VESTED             PERCENTAGE OF
                                   NUMBER OF               GRANT
             DATE                 GRANT SHARES            SHARES
       ----------------         -----------------     -----------------

         ____________              ___________            ______%
         ____________              ___________            ______%
         ____________              ___________            ______%
         ____________              ___________            ______%
         ____________              ___________            ______%
                                -----------------     -------------------
            Total                  ___________               100%
                                =================     ===================



     6.  CONTINUOUS SERVICE FORFEITURE  ACCELERATION OF VESTING IN THE EVENT OF
         ----------------------------------------------------------------------
TERMINATION OF RECIPIENT.   If the Grant Shares are subject to forfeiture by
------------------------
reason of the Continuous Service Forfeiture designation on the first page of this Stock Grant Agreement, then the prospective right to purchase unvested
                                                                   --------
Forfeitable Grant Shares shall immediately lapse if such right does not vest prior to Termination Of Recipient.

     7.  PURCHASE PRICE FOR UNVESTED FORFEITED GRANT SHARES.   In the event of
         --------------------------------------------------
forfeiture of unvested Forfeitable Grant Shares, as governed by section 7 of the
                                                                ---------
Plan, the purchase price for unvested Forfeitable Grant Shares shall, subject to the minimum price provisions set forth in section 7(c)(i) of the Plan:
                                          ---------------

         [_]    Be
                  ------------------------------------------------------------
                -------------------------($      ) per Forfeiitable Grant Share

         [_]    Be determined as follows:
                                         ---------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------

     8.  TRANSFER.  Except as may be permitted by an Addendum to this Stock
         --------
Grant Agreement, unvested Forfeitable Grant Shares may not be Transferred by a
                 --------
Recipient, and any such Transfer shall be null and void ab initio and of no further force and effect.

     9.  LEGENDS.
         -------

         (a) SECURITIES LAWS.   The Recipient hereby acknowledges that the
             ---------------
following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Grant Shares to comply with applicable federal and state securities laws:


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE, TERRITORIAL OR PROVINCIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS
     (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

          (b) FORFEITURE CONDITIONS.   The Recipient hereby acknowledges that
              ---------------------
the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Grant Shares to comply with any forfeiture conditions placed upon the Grant Shares by this Stock Grant Agreement:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED ___________________, __________, AND THAT CERTAIN 1997 PINNACLE OIL, INC. STOCK PLAN DATED JULY 25, 1997, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE

     PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS
     CERTIFICATE.


          (c) MARKET STANDOFF PROVISION.   The Recipient hereby acknowledges
              -------------------------
that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Grant Shares to comply with the Market Standoff Provision set forth in section
                                                                       -------
13 of the Plan.
--

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MARKET STANDOFF OBLIGATIONS SET FORTH IN FULL IN THAT CERTAIN 1997 PINNACLE OIL, INC. STOCK PLAN DATED JULY 25, 1997, AS IT MAY BE AMENDED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE."


          (d) DRAG-ALONG RIGHTS.   The Recipient hereby acknowledges that the
              -----------------
following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Grant Shares to comply with the Drag-Along Rights granted to the Company pursuant to section 14 of the Plan.
----------

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN DRAG-ALONG RIGHTS SET FORTH IN FULL IN THAT CERTAIN 1997 PINNACLE OIL, INC. STOCK PLAN DATED JULY 25, 1997, AS IT MAY BE AMENDED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE."

     10.  REPRESENTATIONS, WARRANTIES AND COVENANTS.   The Recipient hereby
          -----------------------------------------
represents, warrants and covenants to the Company, each of which is deemed to be a separate representation, warranty and covenant, whichever the case may be, that:

          (a) DOMICILE.   The Recipient's permanent legal residence and
              --------
domicile, if the Recipient is an individual, or permanent legal executive offices and principal place of business, if the Recipient is an Entity, was and is in the State or territory designated on the first page of this Stock Grant Agreement at both the time of the "offer" and the time of the "sale" of the Grant Share to the Recipient.

          (b) AGE.   The Recipient, if a natural person, is age eighteen (18) or
              ---
over.

          (c) RECEIPT AND REVIEW OF PLAN AND PLAN SUMMARY.   The Recipient has
              -------------------------------------------
received a copy of the Plan, as well as a copy of the 1997 Pinnacle Oil, Inc. Stock Plan Summary (the "Plan Summary"), which explains the administration and operation of the Plan, risk factors concerning an investment in the Common Stock and the Company, the tax consequences of purchasing Grant Shares under the Plan, and certain other relevant matters pertaining to the Plan, and has read and understood the Plan and the Plan Summary.

          (d) INDEPENDENT REVIEW OF INVESTMENT MERITS; DUE DILIGENCE.   During
              ------------------------------------------------------
the course of the transaction contemplated by this Stock Grant Agreement, and prior to purchasing the Grant Shares, the Recipient: (i) had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors, each of whom are independent of the Company and its advisors and agents, to: (1) conduct such due diligence review as the Recipient and/or such investment professionals and advisors deem necessary or advisable; and (2) to provide such opinions as to (A) the investment merits of a proposed investment in the Grant Shares, (B) the tax consequences of the purchase of the Grant Shares and the subsequent disposition of the Grant Shares, and (C) the effect of same upon the Recipient's personal financial circumstances, as the Recipient and/or his, her or its investment professionals and advisors may deem advisable; and (ii) the Recipient, to the extent he, she or it availed himself, herself or itself of this opportunity, received satisfactory information and answers from such investment professionals and advisors.

          (e) OPPORTUNITY TO ASK QUESTIONS AND TO REVIEW DOCUMENTS, BOOKS AND
              ---------------------------------------------------------------
RECORDS.  Without limiting the generality of subsection 10(d) above, during the
-------                                      ----------------
course of the transaction contemplated by this Stock Grant Agreement, and prior to purchasing the Grant Shares, the Recipient, and his, her or its investment professionals and advisors, had the opportunity, to the extent the Recipient and/or such investment professionals and advisors determined it to be necessary, to: (i) be provided with financial and other written information (in addition to that contained in the Plan and Plan Summary); (ii) to ask questions and receive answers concerning the terms and conditions of this Stock Grant Agreement, an investment in the Grant Shares, and the business of the Company and its finances; (iii) to review all documents, books and records of the Company; and (iv) the Recipient and/or his, her or its investment professionals and advisors, to the extent they availed themselves of this opportunity, received satisfactory information and answers.

          (f) OFFERING COMMUNICATIONS.   With the exception of the President of
              -----------------------
the Company, no person has provided any information (other than the provision of the Plan and Plan Summary), or made any representations to the Recipient, concerning the Company or its past, present or future business, and the only information or representations given by the President of the Company upon which the Recipient has relied in offering to purchase the Grant Shares (other than contained in the Plan and the Plan Summary) have been given in writing to the Recipient.

          (g) RESTRICTIONS ON TRANSFERABILITY OF GRANT SHARES.   The Recipient
              -----------------------------------------------
has been informed and understands and agrees as follows: (i) there are substantial restrictions on the transferability of the Grant Shares as set forth in the Plan and as are more particularly described in the Plan Summary; (ii) as a result of such restrictions: (1) it may not be possible for the Recipient to sell or otherwise liquidate the Grant Shares in the case of emergency and/or other need, and the Recipient must therefore be able to hold the Grant Shares until the lapse of said restrictions, (2) the Recipient must have adequate means of providing for the Recipient's current needs and personal contingencies, and
(3) the Recipient must have no need for liquidity in an investment in the Grant Shares; and (iii) the Recipient has evaluated the Recipient's financial resources and investment position in view of the foregoing; and the Recipient is able to bear the economic risk of an investment in the Grant Shares.

          (h) SECURITIES PURCHASED FOR RECIPIENT'S OWN ACCOUNT.   The Grant
              ------------------------------------------------
Shares are being purchased by the Recipient as principal and not by any other person, with the Recipient's own funds and not with the funds of any other person, and for the account of the Recipient and not as a nominee or agent and not for the account of any other person. The Recipient is purchasing the Grant Shares for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. No person other than the Recipient will have any interest, beneficial or otherwise, in the Grant Shares, and the Recipient is not obligated to transfer the Grant Shares to any other person nor does the Recipient have any agreement or understanding to do so.

          (i) COMPLIANCE WITH INVESTMENT LAWS.   The Recipient has complied with
              -------------------------------
all applicable investment laws and regulations in force relating to the legality of an investment in the Grant Shares by the Recipient in any jurisdiction in which he, she or it purchases the Grant Shares or enters into this Stock Grant Agreement, and has obtained any consent, approval or permission required of him, her or it for the purchase of the Grant Shares under the investment laws and regulations in force in any jurisdiction to which he, she or it is subject, or in which he, she or it makes such purchase, and the Company shall have no responsibility therefor.

          (j) NO GENERAL SOLICITATION OR PUBLIC ADVERTISING.  With the exception
              ---------------------------------------------
of direct communication to the Recipient by the President of the Company and/or the provision of the Plan and the Plan Summary, the Recipient has not, with respect to the offer and sale of the Grant Shares, seen, received, been presented with or been solicited: (i) by any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio or otherwise generally disseminated or distributed); or (ii) through any public or promotional seminar or meeting to which the Recipient was invited through any such advertisement, article, notice, leaflet or other communication.

          (k) FEES AND COMMISSIONS.   The Recipient has not retained any broker-
              --------------------
dealer, placement agent or finder to whom the Company will have any obligation to pay any commissions or fees.

           Each representation, warranty and covenant of the Recipient shall be deemed made at the time of entering into this Stock Grant Agreement, and shall survive the date of closing with respect to the purchase of the Grant Shares hereunder.

     11.  MISCELLANEOUS.
          -------------

          (a) PREPARATION OF STOCK GRANT AGREEMENT; COSTS AND EXPENSES.   This
              --------------------------------------------------------
Stock Grant Agreement was prepared by the Company solely on behalf of the Company. Each party acknowledges that: (i) he, she or it had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transaction contemplated by this Stock Grant Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transaction contemplated by this Stock Grant Agreement without duress or coercion. Each party further acknowledges such party was not represented by the legal counsel of any other party hereto in connection with the transaction contemplated by this Stock Grant Agreement, nor was it under any belief or understanding that such legal counsel was representing his, her or its interests. Except as expressly set forth in this Stock Grant Agreement, each party shall pay all legal and other costs and expenses incurred or to be incurred by such party in negotiating and preparing this Stock Grant Agreement; in performing due diligence or retaining professional advisors; in performing any transactions contemplated by this Stock Grant Agreement; or in complying with such party's covenants, agreements and conditions contained herein. Each party agrees that no conflict, omission or ambiguity in this Stock Grant Agreement, the Plan and/or the Plan Summary, or the interpretation thereof, shall be presumed, implied or otherwise construed against the Company or any other party to this Stock Grant Agreement on the basis that such party was responsible for drafting this Stock Grant Agreement.

          (b) COOPERATION.   Each party agrees, without further consideration,
              -----------
to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Stock Grant Agreement, all without undue delay or expense.

          (c)  INTERPRETATION.
               --------------


              (i) Survival. All representations and warranties made by any party
                  --------
in connection with any transaction contemplated by this Stock Grant Agreement shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Stock Grant Agreement, and the performance or consummation of any transaction described in this Stock Grant Agreement.

          (ii)   Entire Agreement/No Collateral Representations.   Each party
                 ----------------------------------------------
expressly acknowledges and agrees that this Stock Grant Agreement, together with and subject to the Plan and the Plan Summary: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, proposals, commitments, guarantees, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and
(3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Stock Grant Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Stock Grant Agreement.

          (iii)  Amendment; Waiver; Forbearance.   Except as expressly provided
                 ------------------------------
otherwise herein, neither this Stock Grant Agreement nor any of the terms, provisions, obligations or rights contained herein, may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Grant Agreement. No waiver of any breach of any term, provision or agreement contained herein, or of the performance of any act or obligation under this Stock Grant Agreement, or of any extension of time for performance of any such act or obligation, or of any right granted under this Stock Grant Agreement, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver. Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right granted under this Stock Grant Agreement, or any preceding or subsequent breach thereof. No forbearance by a party to seek a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

          (iv)   Remedies Cumulative.   The remedies of each party under this
                 -------------------
Stock Grant Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

          (v)    Severability.   If any term or provision of this Stock Grant
                 ------------
Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Grant Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Stock Grant Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

          (vi)   Parties in Interest.   Notwithstanding anything else to the
                 -------------------
contrary herein, nothing in this Stock Grant Agreement shall confer any rights or remedies under or by reason of this Stock Grant Agreement on any persons other than the parties hereto and their respective successors and assigns, if any, as may be permitted under the Plan or hereunder, nor shall anything in this Stock Grant Agreement relieve or discharge the obligation or liability of any third person to any party to this Stock Grant Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Stock Grant Agreement.

          (vii)   No Reliance Upon Prior Representation.   Each party
                  -------------------------------------
acknowledges that: (i) no other party has made any oral representation or promise which would induce them prior to executing this Stock Grant Agreement to change their position to their detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (ii) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Stock Grant Agreement, or such party has taken such action at its own risk.

          (viii)  Headings; References; Incorporation; "Person"; Gender;
                  ------------------------------------------------------
Statutory References.   The headings used in this Stock Grant Agreement are for
--------------------
convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Stock Grant Agreement or any provision hereof. References to this Stock Grant Agreement shall include all amendments or renewals thereof. All cross-references in this Stock Grant Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Stock Grant Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in this Stock Grant Agreement shall be construed to be incorporated in this Stock Grant Agreement by such reference.
As used in this Stock Grant Agreement, the term "person" is defined in its broadest sense as any individual, entity or fiduciary who has legal standing to enter into this Stock Grant Agreement such as, by way of example and not limitation, individual or natural persons and trusts. As used in this Stock Grant Agreement, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

      (d)   ENFORCEMENT.
            -----------

            (i)   Applicable Law. This Stock Grant Agreement and the rights and
                  --------------
remedies of each party arising out of or relating to this Stock Grant Agreement (including, without limitation, equitable remedies) shall (with the exception of the Securities Act and the Blue Sky Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of Nevada, as if this Stock Grant Agreement were made, and as if its obligations are to be performed, wholly within the State of Nevada.

            (ii)  Consent to Jurisdiction; Service of Process. Any "action or
                  -------------------------------------------
proceeding" (as such term is defined below) arising out of or relating to this Stock Grant Agreement shall be filed in and heard and litigated solely before the state courts of Nevada located within the County of Ormsby. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and venue therein; consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Stock Grant Agreement; and waives any defense or right to object to venue in said courts based upon the doctrine of "forum non conveniens." The term "action or proceeding" is defined as any and all claims, suits, actions, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.

            (iii)   Waiver of Right to Jury Trial.   Each party hereby waives
                    -----------------------------
such party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Stock Grant

Agreement. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby; that each other party has already relied upon this waiver in entering into this Stock Grant Agreement; and that each other party will continue to rely on this waiver in their future dealings. Each party warrants and represents that such party has reviewed this waiver with such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel.

          (e) SUCCESSORS AND ASSIGNS.   All of the representations, warranties,
              ----------------------
covenants, conditions and provisions of this Stock Grant Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

          (f) NOTICES.   Except as otherwise specifically provided in this Stock
              -------
Grant Agreement, all notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder shall be given in accordance with the notice provisions in the Plan.

          (g) COUNTERPARTS.   This Stock Grant Agreement may be executed in
              ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Stock Grant Agreement may be detached from any counterpart of this Stock Grant Agreement and reattached to any other counterpart of this Stock Grant Agreement identical in form hereto by having attached to it one or more additional signature pages.

  WHEREFORE, the parties hereto have for purposes of this Stock Grant Agreement executed this Stock Grant Agreement in Carson City, Nevada, effective as of the Stock Grant Effective Date first set forth on the first page of this Stock Grant Agreement.


COMPANY:

Pinnacle Oil, Inc.
a Nevada corporation


By:
   -----------------------------
   R. Dirk Stinson, President

                                           ATTEST:


          [SEAL]                           By
                                             -----------------------------
                                           Terrence J. Dunne, Secretary



RECIPIENT:**
                             ** By execution hereof, the Recipient acknowledges prior receipt of the 1997 Pinnacle Oil International, Inc. Stock Plan and Plan
                             Summary Nos.: _____
-------------------------

                               CONSENT OF SPOUSE


  The undersigned hereby certifies as follows:

  1.  I am the spouse of
_______________________________________________________________________ ("My
Spouse"), such person being a Recipient of an "Award" (as defined in the Plan) granted under the 1997 Pinnacle Oil International, Inc. Stock Plan dated July 25, 1997 (the "Plan") which has been adopted by Pinnacle Oil International, Inc, a Nevada corporation (the "Company").

  2. My Spouse now desires to acquire shares of Common Stock (the "Shares") offered under the Award pursuant to the terms of the underlying Award Agreement (as defined in the Plan).

  3. Pursuant to the terms of the Plan and the Award Agreement, the issuance of the Shares to My Spouse may be subject to forfeiture based upon My Spouse's satisfaction of certain vesting conditions based upon continued performance of services as specified in the underlying Award Agreement and defined in the Plan.

  4. I have read and approved the provisions of the Plan and the underlying Award Agreement including, without limitation, the provisions in the Plan and the underlying Award Agreement pertaining to the forfeiture of the Shares if any vesting conditions which are imposed on the Award are not satisfied by My Spouse.

  5. I hereby agree to be bound by and accept the aforesaid provisions of the Plan and the underlying Award Agreement as they affect any legal or equitable right, title or interest I may have in the Shares by reason of any marital or quasi-marital relationship with My Spouse under the laws of any jurisdiction, and in lieu of any and all other legal or equitable rights or interests I may have in the Shares.

  6. I agree that My Spouse shall have full power of management of our interest in the Company, and My Spouse shall have the full right, without my further approval, to exercise our voting rights as a stockholder in the Company, to authorize any action or execute any document which requires the signature of the Company's stockholders pursuant to the Articles of Incorporation or Bylaws of the Company and/or applicable state general corporate law, and to deal with any matter pertaining to the Shares.

  7. I have been advised and understand that the grant of an Award, the acquisition of the Shares under the underlying Award Agreement, and the Disposition of the Shares (including by forfeiture) will have tax consequences.

  8. I have been advised that my interest in the Shares may conflict with or be adverse to the interests of My Spouse, the Company, and any other stockholders in the Company.

  9. I have been advised to seek separate and independent advice of counsel regarding the Plan and the underlying Award Agreement as to any legal or equitable right, title or interest I may have in the Shares, the tax consequences of the acquisition or disposition of the Shares, and the conflicting and adverse interests of My Spouse, the Company and any other stockholders in the Company.

  10. I acknowledge that I either had separate and independent advice of counsel or the opportunity to avail myself of same before executing this Consent Of Spouse.

  11. I acknowledge that I have read and understand the terms of the Plan and the Award Agreement and their legal consequences, and further acknowledge that the terms of the Plan and the Award Agreement are fair and reasonable.



                                 Signature:
                                               ------------------------
                                 Print Name:
                                               ------------------------
                                 Date:
                                               ------------------------

                      RECIPIENT'S REPRESENTATIVE'S LETTER
                      -----------------------------------

Secretary
Pinnacle Oil International, Inc.
1820-1095 West Pender Street
Vancouver, British Columbia, Canada
V6E 3V7

  Re:  Grant of Awards under the 1997 Pinnacle Oil International, Inc. Stock
       Plan

Dear Sir/Madam:

  The information contained herein is being furnished to Pinnacle Oil International, Inc., a Nevada corporation (the "Company"), on behalf of __________________________________________________________________ (the
"Recipient"), in connection with that certain 1997 Pinnacle Oil International, Inc. Stock Plan dated July 25, 1997 (the "Plan"), in order for the Company to determine whether the grant of certain Grant Shares to the Recipient under the Plan, or the grant of certain Options and/or the exercise of such Options and the issuance of certain Option Shares thereunder to the Recipient under the Plan (the "Award"), pursuant to the terms of the underlying Stock Option Certificate or Stock Grant Agreement, as the case may be (the "Award Agreement"), may be considered by the Company for acceptance in reliance upon the exemption from registration or qualification afforded under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of the state, territory or province in which the Recipient resides (the "Blue Sky Laws").

  The undersigned acknowledges and agrees that: (i) the Company will rely upon the information contained herein for purposes of such determination; and (ii) the Grant Shares or Option Shares, as the case may be, will not be registered under the Securities Act, nor will they be registered or qualified under any applicable Blue Sky Laws, in reliance on exemptions from registration or qualification afforded by the Securities Act and the applicable Blue Sky Laws.

  The Company has provided to the Recipient a copy of the Award Agreement, Plan and a copy of the 1997 Pinnacle Oil International, Inc. Stock Plan Summary (the "Plan Summary") which describes the Plan. Nothing herein shall be construed as a representation by me that I have attempted to verify the information set forth in these documents.

THE SCOPE OF MY ENGAGEMENT BY AND MY DISCUSSION WITH THE RECIPIENT HAS BEEN LIMITED TO A DETERMINATION OF THE SUITABILITY OF THE PURCHASE OF THE GRANT SHARES OR THE OPTION SHARES, AS THE CASE MAY BE, BY THE RECIPIENT IN LIGHT OF THE RECIPIENT'S PRESENT INVESTMENT CIRCUMSTANCES AS SUCH CIRCUMSTANCES HAVE BEEN PRESENTED TO ME. FOR THIS PURPOSE I HAVE ASSUMED, BUT DO NOT IN ANY WAY REPRESENT OR WARRANT, EITHER TO THE COMPANY OR TO THE RECIPIENT, THAT THE INFORMATION SET FORTH IN THE AWARD AGREEMENT, THE PLAN AND/OR THE PLAN SUMMARY IS ACCURATE AND COMPLETE IN ALL MATERIAL RESPECTS. MOREOVER, I GIVE NO OPINION IN THIS LETTER AS TO WHETHER THE PURCHASE OF THE GRANT SHARES OR THE OPTION SHARES, AS THE CASE MAY BE, AND THE PAYMENT OF THE PURCHASE PRICE THEREFOR, WILL CONTINUE TO BE A SUITABLE INVESTMENT FOR THE RECIPIENT.

I herewith furnish you with the following information:

     I. I have discussed the Award Agreement, the Plan and the Plan Summary with the Recipient with a view to determining whether an investment in the Grant Shares or Option Shares, as the case may be, by the Recipient is appropriate in light of the Recipient's financial circumstances, as

Secretary
Pinnacle Oil International, Inc.
Page 2

          such circumstances have been disclosed to me by the Recipient.

     II. I am not an affiliate or a director, officer or other employee of the Company or a beneficial owner of 10% or more of an equity interest in the Company except as follows:

          (State "No Exceptions" or set forth exceptions and give details.)

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          --------------------------------------------------------------------

     III. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Grant Shares or Option Shares, as the case may be. I am also a person who, as a regular part of his or her business, is customarily relied upon by others for investment recommendations or decisions, and is customarily compensated for such services. I offer as evidence thereof the following additional information (e.g., investment experience, business experience, profession, education):

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     IV. There is no material relationship between me or my affiliates and the Company or its affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, nor has compensation been received or will be received as a result of any such relationship, except as follows:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

          (If any exceptions exist and are described above, please confirm that such exceptions were disclosed to the Recipient in writing prior to the date hereof by attaching hereto a copy of such disclosure statement.)


Dated:
      -----------------       -----------------------------------
                              Purchaser Representative (Sign)

                              -----------------------------------
                              Name (Print)

                              -----------------------------------
                              Business Address

                              -----------------------------------
                              City, State and Zip or Postal Code

                              (  )
                              -----------------------------------
                              Business Telephone